                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          APOGEE ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           APOGEE ENTERPRISES, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

[LOGO OF APOGEE ENTERPRISES, INC.]

                                                                   May 29, 1998

Dear Shareholder:

  You are cordially invited to attend the Annual Meeting of Shareholders to be held in the Lutheran Brotherhood Building Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, commencing at 10:00 a.m. on Tuesday, June 23, 1998.

  The Secretary's formal notice of the meeting and the Proxy Statement appear on the following pages and describe the matters to come before the meeting. During the meeting, time will be provided for a review of the activities of the past year and items of general interest about the Company.

  We hope that you will be able to attend the meeting in person, and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the meeting. You may vote in person at that time if you so desire.

                                          Sincerely,

                                          /S/ Donald W. Goldfus
                                          Donald W. Goldfus
                                          Chairman of the Board

                           APOGEE ENTERPRISES, INC.
                           7900 XERXES AVENUE SOUTH
                                  SUITE 1800
                          MINNEAPOLIS, MN 55431-1159

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 23, 1998

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of APOGEE ENTERPRISES, INC. will be held in the Lutheran Brotherhood Building Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, commencing at 10:00 a.m. on Tuesday, June 23, 1998 for the following purposes:

  1. To elect four directors for a three-year term;

  2. To approve a proposed amendment to the 1987 Partnership Plan;

  3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending February 27, 1999; and

  4. To transact such other business as may properly be brought before the meeting.

  The Board of Directors has fixed April 28, 1998 as the record date for the meeting. Only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

  YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT, YOU ARE URGENTLY REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME AND DELIVERY OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                          By Order of the Board of Directors,

                                          /s/ Martha L. Richards
                                          Martha L. Richards
                                          General Counsel and Secretary

Minneapolis, Minnesota
May 29, 1998

                           APOGEE ENTERPRISES, INC.

                                PROXY STATEMENT

  The enclosed proxy is being solicited on behalf of the Board of Directors of Apogee Enterprises, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on June 23, 1998. Only shareholders of record at the close of business on April 28, 1998 will be entitled to notice of and to vote at the meeting. A shareholder executing a proxy retains the right to revoke it by notice in writing to the Secretary of the Company at any time prior to its use. Proxies in the accompanying form which are properly executed, duly returned and not revoked will be voted in the manner specified. If a proxy is properly executed but does not specify any or all choices on it, the proxy will be voted as follows: (i) in favor of the election as Class III directors of all of the nominees described herein; (ii) in favor of the proposed amendment to the 1987 Partnership Plan; (iii) in favor of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company; and (iv) in the discretion of the persons named in the proxy, as to such other matters as may properly come before the meeting.

  If an executed proxy is returned and the shareholder has voted "withhold" or "abstain" on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered represented at the meeting for purposes of determining a quorum but not represented at the meeting for purposes of calculating the vote with respect to such matter or matters.

  The address of the Company is Suite 1800, 7900 Xerxes Avenue South, Minneapolis, Minnesota 55431-1159. The telephone number is (612) 835-1874. The mailing of this proxy statement and form of proxy to shareholders will commence on or about May 29, 1998.

                 SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

  At April 28, 1998, there were 27,496,124 shares of common stock, par value $.33 1/3, issued and outstanding. Each share is entitled to one vote. The following table sets forth information concerning beneficial ownership of common stock of the Company by persons who are known by the Company to own more than 5% of the outstanding voting stock of the Company at March 31, 1998. Unless otherwise indicated, all shares represent sole voting and investment power.

   NAME AND ADDRESS                             AMOUNT AND NATURE OF PERCENT OF
   OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP   CLASS
   -------------------                          -------------------- ----------
Trust of Russell H. Baumgardner(6/6/86)(1)..... 2,167,228          7.9%
    c/o Lionel, Sawyer, & Collins
    1100 Bank of America Plaza
    50 West Liberty Street
    Reno, NV 89501
Neuberger & Berman, LLC (2) ................... 2,015,400          7.3%
    Neuberger & Berman Management Incorporated
    605 Third Avenue
    New York, NY 10158-3698

--------
(1) The 2,167,228 shares held by the Russell H. Baumgardner Trust (the "Trust") dated June 6, 1986 are also deemed to be beneficially owned by Messrs. Donald W. Goldfus, O. Walter Johnson and Laurence J. Niederhofer, because they share voting and investment power as trustees of the Trust. If the shares held by the Trust were included in the holdings of Messrs. Goldfus, Johnson, and Niederhofer, such individuals' common stock holdings would be as follows: Goldfus, 2,911,572 (10.6%), Johnson, 2,200,308 (8.0%)
    and Niederhofer, 2,688,843 (9.8%).

(2) With respect to the information reported relating to Neuberger & Berman, LLC ("N&B LLC") and Neuberger & Berman Management Incorporated ("N&B Inc."), the Company has relied upon the information supplied by N&B LLC and N&B Inc. in a Schedule 13G filing received by the Company on or about February 17, 1998, which information was subsequently updated by N&B LLC and N&B Inc. on March 31, 1998. N&B LLC and N&B Inc. serve as the sub-advisor and the investment manager, respectively, of various mutual funds which hold such shares in the ordinary course of business. As such N&B LLC and N&B Inc. exercise shared investment discretion over various institutional accounts which held 2,015,400 shares of the Company's Common Stock as of March 31, 1998. Of the shares reported, N&B LLC has sole voting power with respect to 1,089,800 shares and N&B LLC and N&B Inc. have shared voting power with respect to 925,600 shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "Commission") and the NASDAQ National Market. Specific due dates for these reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended February 28, 1998, all Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with, except that Ms. Richards, an officer, and Mr. Cohen, a director, each filed late one report covering her or his initial Form 3 filing and Mr. Mitchell, a director, filed late one report covering one transaction.

                         ITEM 1: ELECTION OF DIRECTORS

  The Company's Articles of Incorporation provide that the Board of Directors ("the Board") shall be divided into three classes of directors of as nearly equal size as possible and further provide that the total number of directors be determined exclusively by the Board. The term of each class of director is three years, and the term of one class expires each year in rotation. Currently, there are ten directors. The terms of the directors of Class III, consisting of Directors Jerome B. Cohen, Donald W. Goldfus, James L. Martineau, and Michael E. Shannon expire at the 1998 Annual Meeting of Shareholders. Messrs. Goldfus and Martineau have been members of the Board since 1964 and 1973, respectively, and were last elected to the Board at the 1995 Annual Meeting of Shareholders. In addition, Messrs. Cohen and Shannon have joined the Board since the date of the last annual meeting of shareholders. The terms of the directors of Class I and Class II expire at the 1999 and 2000 Annual Meeting of Shareholders, respectively.

  Unless authority is withheld, the Proxy solicited hereby will be voted FOR the election of each of Messrs. Donald W. Goldfus, James L. Martineau, Jerome
B. Cohen, and Michael E. Shannon for a three-year term expiring at the 2001 Annual Meeting of Shareholders. The affirmative vote of a majority of the shares of common stock of the Company entitled to vote and present in person or by proxy at the annual meeting is necessary to elect each nominee.

  Management has no reason to expect that any of the nominees will fail to be a candidate at the annual meeting and, therefore, does not have in mind any substitute or substitutes for any of the nominees. If any of the nominees should be unable to serve as director (which event is not anticipated), proxies will be voted for a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under the proxies.

  The following table sets forth certain information as to each nominee for the office of director, as well as directors whose terms of office will continue after the Annual Meeting of Shareholders is held.

NAME AND PRINCIPAL OCCUPATION               AGE DIRECTOR SINCE TERM EXPIRES
-----------------------------               --- -------------- ------------
Jerome B. Cohen (Class III)                  65      1997          1998
 Dean, Robert R. McCormick School of
  Engineering and Applied Science at
  Northwestern University since 1986. Prior
  to that, Professor of Material Science
  and Engineering from 1965 to 1986 and
  Associate Professor from 1961 to 1965.
 Committees: Compensation
Donald W. Goldfus (Class III)                64      1964          1998
 Chairman of the Board of Directors since
  1988 and Chief Executive Officer of the
  Company from 1986 to January 1998.
  President of the Company from 1995 to
  January 1998. Prior to that, various
  senior management positions with the
  Company. Mr. Goldfus is also a director
  of G&K Services, Inc. and Lifetouch, Inc.
 Committees: Executive and Corporate
  Governance
Barbara B. Grogan (Class I)                  50      1996          1999
 Chairman of the Board of Directors and
  President, Western Industrial Contractors
  (a construction company specializing in
  machinery erection and installation)
  since 1982. Ms. Grogan is also a director
  of Deluxe Corporation and Pentair, Inc.
 Committees: Audit and Corporate Governance
Harry A. Hammerly (Class II)                 64      1994          2000
 Former Executive Vice President, 3M
  Company (industrial, consumer, and health
  care products manufacturer). Executive
  Vice President, International Operations,
  3M Company from 1991 to 1995. Prior to
  that, various senior management positions
  with 3M Company since 1973 and other
  positions since 1955. Mr. Hammerly is
  also a director of Cincinnati Milacron,
  Inc., BMC Industries, Inc. and Brown &
  Sharpe Manufacturing Company.
 Committees: Audit, Executive and Corporate
  Governance
Russell Huffer (Class II)                    48      1998          2000
 Chief Executive Officer and President of
  the Company since January 1998. Prior to
  that, various senior management positions
  with the Company or its subsidiaries
  since 1986.
 Committees: Executive
James L. Martineau (Class III)               57      1973          1998
 Executive Vice President of the Company
  since 1996. Prior to that, various senior
  management positions with the Company
  since 1971.
Stephen C. Mitchell (Class I)                54      1996          1999
 President and Chief Operating Officer of
  Lester B. Knight & Associates, Inc. (a
  privately held, professional services
  company) since 1975.
 Committees: Audit and Compensation
Laurence J. Niederhofer (Class II)           65      1964          2000
 Retired Chief Executive Officer of the
  Company's Apogee Wausau Group.
 Committees: Executive and Corporate
  Governance
D. Eugene Nugent (Class I)                   70      1990          1999
 Corporate consultant, retired Chairman and
  Chief Executive Officer of Pentair, Inc.
  (a manufacturer of industrial products)
  from 1982 to 1992. Mr. Nugent is also a
  director of Pentair, Inc. and UFE, Inc.
 Committees: Compensation, Executive and
  Corporate Governance

NAME AND PRINCIPAL OCCUPATION                  AGE DIRECTOR SINCE TERM EXPIRES
-----------------------------                  --- -------------- ------------
Michael E. Shannon (Class III)                  61      1998          1998
 Chairman of the Board and Chief Financial and
  Administrative Officer of Ecolab Inc.
  (developer and marketer of premium cleaning,
  sanitizing and maintenance products and
  services) since 1996. Prior to that, various
  senior management positions with Ecolab
  since 1984. Mr. Shannon is also a director
  of Henkel-Ecolab Jt Venture, Minnesota
  Mutual Life Insurance Company and the
  National Association of Manufacturers.
 Committees: Audit and Compensation

--------
  None of the above nominees or directors is related to any other director or to any executive officer of the Company. Except as indicated above, each of the directors has maintained his or her current principal occupation for at least the last five years.

  The Board of Directors held seven meetings during the last fiscal year. The Company has standing Audit, Compensation, Executive and Corporate Governance Committees of the Board of Directors. The current members of the various committees are noted in the previous table. Each member served on the listed committee from June 1997 through the date of this proxy statement with the exception of Mr. Nugent, who was a member of the Audit Committee from June 1997 to January 1998; Mr. Hammerly, who was a member of the Compensation Committee from June 1997 to January 1998 and then became a member of the Audit Committee in January 1998; Mr. Cohen, who became a member of the Compensation Committee in January 1998; Mr. Niederhofer, who became a member of the Corporate Governance Committee in April 1998; and Mr. Shannon, who became a member of the Audit and Corporate Governance Committees in April 1998.

  The Audit Committee recommends the selection of the independent auditors to the Board of Directors; reviews the scope and results of the studies performed by the independent auditors; and reviews various auditing and accounting matters. The Audit Committee met four times during the fiscal year.

  The Compensation Committee determines the salary and other compensation of all elected officers and senior management. The Compensation Committee also administers the 1997 Omnibus Stock Incentive Plan and the 1987 Partnership Plan. The Compensation Committee met four times during the fiscal year.

  The Executive Committee exercises the power of the full Board of Directors between meetings, except for the power of filling Board vacancies. The Executive Committee did not meet during the fiscal year.

  The Corporate Governance Committee periodically assesses the organization's adherence to the Company's mission and principles, reviews the organizational structure and succession plans, makes recommendations to the Board regarding the composition and responsibilities of Board committees, annually conducts a review of the performance of individual directors and the Board as a whole, and suggests new director nominees to the Board. The Committee will consider qualified nominees recommended by shareholders. Any such recommendation for the 1999 election of directors should be submitted in writing to the Secretary of the Company at the address indicated on the Notice of Annual Meeting of Shareholders no later than January 22, 1999. Such recommendation must include information specified in the Company's Bylaws which will enable the Committee to evaluate the qualifications of the recommended nominee. Non-employee director members of the Committee annually review and evaluate the performance of the Chief Executive Officer. The Corporate Governance Committee met four times during the fiscal year.

  Each director attended more than 75% of the meetings of the Board and Committees of which they were members during fiscal 1998.

 Compensation of Directors

  Directors, except for full-time employees of the Company, receive an annual retainer of $18,000, plus a fee of $1,000 for each meeting of the Board of Directors or its committees attended. The meeting fee for a committee chair is $1,500 for each committee meeting chaired. Non-employee directors also receive automatic, annual stock option grants to purchase 4,000 shares of the Company's common stock under the 1997 Omnibus Stock Incentive Plan. The Security Ownership table includes the options granted to the non-employee directors in fiscal 1998, which for the non-employee directors as a group totaled 32,000 shares. The per share exercise price of all such options is approximately $19.18. None of these options has been exercised.

  Non-employee directors also may elect to participate in the Company's Employee Stock Purchase Plan. Under the plan, participants may purchase the Company's common stock by contributing up to $100 per week, with the Company contributing an amount equal to 15% of the weekly contribution. For the fiscal period 1998, the Company contributed $3,360 to the Employee Stock Purchase Plan for the benefit of all non-employee directors as a group.

  The Company has a consulting agreement with Laurence J. Niederhofer, a non-employee director, to provide consulting and advisory services to the Company. Mr. Niederhofer's agreement as amended covers five one-year terms ending November 1, 1998, and pays Mr. Niederhofer a fee of $120,000 per year, plus certain out-of-pocket expenses and other benefits.

            SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth the number of the Company's common shares beneficially owned by each director and the executive officers of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" and by all directors and executive officers of the Company as a group, at March 31, 1998.

                               AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                             ---------------------------------------------------
                              NUMBER OF         OPTIONS              PERCENT OF
                             SHARES HELD      EXERCISABLE            OUTSTANDING
NAME                             (1)          W/IN 60 DAYS   TOTAL     SHARES
----                         -----------      ------------ --------- -----------
Robert G. Barbieri.........          83           2,500        2,583      (5)
Jerome B. Cohen............         108           4,000        4,108      (5)
Donald W. Goldfus..........     684,344(2)(3)    60,000      744,344      2.7%
Richard Gould..............      47,587          12,500       60,087      (5)
Barbara B. Grogan..........         418           4,000        4,418      (5)
Terry L. Hall..............      23,375           5,000       28,375      (5)
Harry A. Hammerly..........       5,830          14,380       20,210      (5)
Russell Huffer.............      68,308           5,000       73,308      (5)
James L. Martineau.........     247,756          35,000      282,756      1.0%
Stephen C. Mitchell........       2,418           4,000        6,418      (5)
Laurence J. Niederhofer....     504,883(3)(4)    16,732      521,615      1.9%
D. Eugene Nugent...........       5,400          30,362       35,762      (5)
Martha L. Richards.........         --            1,250        1,250      (5)
Michael E. Shannon.........         --              --           --       (5)
All Directors and Executive
 Officers as a Group
 (14 persons)..............   1,590,510         194,724    1,785,234     6.5%

--------
(1) Each person shown has sole voting and investment power over shares unless otherwise indicated. Shares beneficially owned include shares owned or vested through the Company's 1987 Partnership Plan, Employee Stock Purchase Plan, 401(k) Plan and Pension Plan.
(2) Includes 93,616 shares held by Mr. Goldfus' wife, as to which he disclaims beneficial interest.
(3) The 2,167,228 shares held by the Russell Baumgardner Trust dated June 6, 1986 (see Security Ownership of Principal Shareholders) are also deemed to be beneficially owned by Messrs. Goldfus and Niederhofer because they share voting and investment power as trustees. If the shares held by the Trust were included in the above table, the number of shares held by each of Messrs. Goldfus and Niederhofer would be increased by 2,167,228 and the percent of outstanding shares would be as follows: Goldfus, 10.6%; Niederhofer, 9.8%; and all directors and executive officers as a group, 14.4%.
(4) Includes 60,448 shares held by Mr. Niederhofer's wife, as to which he disclaims beneficial interest.
(5) Less than 1%.

                            EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

 Overview and Philosophy

  The compensation of executive officers is determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is comprised entirely of non-employee directors. To assist in performing its duty and to enhance the objectivity and independence of the Committee, the advice and recommendations of an outside compensation consultant, as well as independent compensation data, are periodically obtained. Independent compensation data from other companies of similar size and complexity is also periodically obtained. A comprehensive survey of the other companies and review of the Company's executive compensation system and practices were carried out by the Committee, with the assistance of an outside compensation consultant, in fiscal year 1997. The Committee concluded that no major changes of the Company's system or practices were required in order to enable the Committee properly to perform its functions for the Company.

  In administering the executive pay plans, the Committee desires to preserve the entrepreneurial style that it believes forms a strong component of the Company's history, culture and competitive advantage. The Committee emphasizes long-term business development and creation of shareholder value. Therefore, a major portion of total compensation is performance-based.

  The objectives of the executive compensation policies are to:

  1. Promote the achievement of strategic objectives which lead to long-term growth in shareholder value.

  2. Attract and retain high performing executives by offering total compensation plans competitive with similarly situated companies and rewarding outstanding performance.

  3. Align the interests of executive officers with those of the Company by making incentive compensation dependent upon business unit or company performance.

 Base Salary

  Base salaries are reviewed annually. In determining annual salary, the Committee takes into account the executive's level of responsibility, experience and performance in relation to that of the Company and other companies. Base salaries are generally targeted to be at the average of similar companies. In fiscal 1998, base salaries of executive officers, other than the Chief Executive Officer, were generally very near the averages set forth in the independent compensation survey obtained by the Committee. The salary for the newly appointed Chief Executive Officer was well below average for comparable companies.

 Annual Incentive

  Executives may earn annual incentive compensation under individualized cash bonus plans. The Committee develops the plan for the Chairman, and for the President and Chief Executive Officer, and reviews and approves plans for other executive officers at the beginning of the fiscal year. Each plan contains specific financial objectives, such as business unit or Company profitability and return on assets, as well as specific objectives for business, organization and personal development. The Committee establishes a threshold financial target for the Company each year. The Committee then evaluates each executive on these financial targets. If those targets are not met, it is the goal of the Committee to not pay bonuses for financial goals. In addition, challenging non-financial incentive objectives are also established by the Committee for each executive. The Committee evaluates and may award each executive for meeting these objectives. Exceeding all of the annual objectives usually provides the executive with the opportunity to earn total cash compensation in the upper quartile of that paid by companies of similar size and complexity. For fiscal 1998, the range of bonus payments as a percentage of base pay ranged from zero to 87%.

 Long-Term Incentives

  Partnership Plan. To further encourage alignment of the executive's interests with those of the Company's shareholders, executives selected by the Committee may also participate in the 1987 Partnership Plan. At the beginning of each year, each participant may voluntarily defer up to fifty percent of annual incentive compensation (to a maximum of $100,000) to be invested in the Partnership Plan. The Company matches 100% of the deferred amount and the aggregate is invested in the Company's common stock. The individual's amount is vested immediately and the shares are held in trust and restricted for a period as determined by the Compensation Committee. The Company match is made in the form of restricted stock that is vested in equal annual increments over a period of up to ten years, as determined by the Committee. In the accompanying Summary Compensation Table, the deferred amount and the Company match are shown in the column labeled "Restricted Stock Award". No other restricted stock grants have been made to executive officers in the three-year period shown in that Table.

  Stock Option Plan. Executives are also eligible to receive grants under the Company's stock option plan, which is administered by the Committee. Nearly all option grants made with respect to the 1998 fiscal year were made under the Company's 1987 Stock Option Plan. This plan expired by its terms on April 25, 1997, and no additional grants may be made thereunder. The remaining option grants made with respect to the 1998 fiscal year were made under the Company's 1997 Omnibus Stock Incentive Plan, which was approved by shareholders at the June 17, 1997 Annual Meeting.

  Under either plan, option grants may be made only at or above current market prices so that executive rewards will accrue only as shareholder value increases. The options granted under the 1987 Stock Option Plan typically vested at a rate of 25 percent per year beginning on the grant's first anniversary, although some grants made in fiscal 1997 will vest entirely within 32 to 48 months after grant. Options granted under the 1997 Omnibus Stock Incentive Plan typically vest in 3 to 5 years. Option grants are shown in the table entitled "Option Grants in Fiscal 1998". Grants have generally included a broad base of participants that includes employees below the executive level.

 Chief Executive Officer Compensation

  Mr. Donald W. Goldfus held the position of Chief Executive Officer from 1986 to January 1998. His total compensation has been consistently well below the median level of the market for CEO's at comparable companies, according to the survey data compiled by the Company's independent compensation consultants. In April 1997, his base salary was set at $535,000, a 19% increase. The base salary of $535,000 still leaves Mr. Goldfus modestly below the median chief executive base pay level for similar companies in the recent survey conducted by an independent outside compensation consultant. Mr. Goldfus did not attain the financial and other performance targets established at the beginning of the fiscal year for determination of his annual incentive bonus award, but did make significant strides towards ensuring improved financial performance in the future. Accordingly, the Committee awarded Mr. Goldfus a bonus of $150,000 under the annual incentive plan. The sum of Mr. Goldfus' base salary and annual incentive bonus is well below the lower end of the top quartile in the recent independent compensation consultant market survey. Mr. Goldfus has elected to defer fifty percent of any bonus received into the 1987 Partnership Plan. Therefore, the accompanying Summary Compensation Table reflects a cash bonus of $75,000. The deferred portion, as well as the Company match described above, is reported in the restricted stock award column in that Table.

  Mr. Russell Huffer attained the position of Chief Executive Officer in January 1998. His base salary was set by the Committee in January 1998 at $350,000. The base salary of $350,000 leaves Mr. Huffer substantially below the median base pay level for chief executive officers of similar companies in the recent survey conducted by an independent outside compensation consultant. Mr. Huffer exceeded the financial and other performance targets established at the beginning of the fiscal year for determination of his annual incentive bonus award. Accordingly, the Committee awarded Mr. Huffer a bonus of $200,000 under the annual incentive plan. The sum of Mr. Huffer's base salary and annual incentive bonus is well below the lower end of the top quartile in the recent independent compensation consultant market survey. Mr. Huffer has elected to defer fifty percent of any bonus received into the 1987 Partnership Plan. Therefore, the accompanying Summary Compensation Table reflects a cash bonus of $100,000. The deferred portion as well as the Company match as described above, is reported in the restricted stock award column in that Table.

  On April 18, 1997, Messrs. Goldfus and Huffer were granted stock options to purchase 20,000 and 40,000 shares, respectively, of the Company's common stock at fair market value. The options were granted under the terms of the 1987 Stock Option Plan. On January 13, 1998, Mr. Huffer was granted a stock option to purchase 50,000 shares of the Company's common stock at fair market value. The option was granted under the 1997 Omnibus Stock Incentive Plan. The options were granted pursuant to the guidelines and procedures described above.

 (S)162(m) Policy

  The Committee does not believe that in fiscal 1998 annual compensation provided to any of the executive officers named in the table entitled "Summary Compensation Table" below will exceed $1 million within the meaning of Section 162(m) of the Internal Revenue Code. Under Section 162(m), all compensation in excess of $1,000,000 for any such officer must meet certain requirements related to Company performance and shareholder approval in order for the Company to fully deduct these amounts. It is the Committee's intention to keep all executive compensation fully deductible now and in the future, but the Committee reserves the right to provide non-deductible compensation if it deems it to be in the best interests of the Company and its shareholders.

  The Committee believes the executive compensation policies and actions reported above reflect decisions which are consistent with the overall beliefs and objectives of the Company.

                                          Stephen C. Mitchell
                                          Jerome B. Cohen
                                          D. Eugene Nugent

SUMMARY COMPENSATION TABLE

  The following table sets forth the cash and noncash compensation for services in all capacities for each of the last three fiscal years, awarded to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company.

                                ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                         --------------------------------- ---------------------------------
                                                    OTHER                                      ALL
                                                   ANNUAL              SECURITIES             OTHER
                                                   COMPEN- RESTRICTED  UNDERLYING  LONG-TERM COMPEN-
   NAME AND PRINCIPAL                              SATION    STOCK    OPTIONS/SARS INCENTIVE SATION
        POSITION         YEAR SALARY (1) BONUS (2)   (3)   AWARD (4)     AWARDS     PAYOUTS    (5)
   ------------------    ---- ---------- --------- ------- ---------- ------------ --------- -------
Donald W. Goldfus....... 1998  520,288     75,000   1,909   150,000      20,000       --      10,850
Chairman (6)             1997  441,223    445,000     584   341,399     100,000       --      10,200
                         1996  389,923    240,000   1,027   308,690         --        --      10,200
Russell Huffer.......... 1998  232,109    100,000     --    200,000      90,000       --       9,250
President and Chief      1997  198,909     66,500     --    227,030      40,000       --       8,850
Executive Officer (6)    1996  162,410     62,500     --    192,925       4,000       --       8,065
James L. Martineau...... 1998  268,269    150,000   1,365   200,000      20,000       --      64,091
Executive Vice           1997  256,903    108,800     418   341,399      40,000       --      10,200
President                1996  240,097    159,975     744   164,595      40,000       --      10,200
Richard Gould........... 1998  246,539     62,500     --    125,000      20,000       --       7,650
Senior Vice President    1997  227,308     87,540     --    298,854      80,000       --       7,200
                         1996  212,500     75,000     --    231,531      40,000       --      57,829
Robert G. Barbieri...... 1998  150,961     60,000     --        --       20,000       --     100,864
Vice President, Finance  1997   23,077     12,500     --        --       10,000       --      32,500
and Chief Financial      1996      --         --      --        --          --        --         --
Officer (7)
Martha L. Richards...... 1998  150,539     50,000     --        --        5,000       --      10,000
General Counsel          1997      --         --      --        --          --        --         --
And Secretary            1996      --         --      --        --          --        --         --
Terry L. Hall (7)....... 1998  229,115        --      --        --       40,000       --         --
                         1997  225,962     87,540     --    298,854      80,000       --      10,248
                         1996  213,461    150,000     --        --       50,000       --      55,491

--------
(1) Fiscal 1998 and 1997 comprised 52 weeks while fiscal 1996 comprised 53 weeks.
(2) The bonus amounts shown reflect only the cash portion of the annual bonus awarded in each fiscal year. For individuals in the 1987 Partnership Plan, the remaining bonus amounts were deferred and shown in the actual restricted stock awards as further detailed in Note 4 thereto.
(3) Includes interest credited under the Company's 1986 Deferred Incentive Compensation Plan.
(4) Under the 1987 Partnership Plan, participants are given the opportunity to voluntarily defer up to fifty percent of their annual incentive compensation, to a maximum of $100,000. The Company matches the deferred amount and the aggregate is invested in the Company's common stock. The value of each executive officer's restricted stock awards, as shown in the "Restricted Stock Award" column, is based upon the closing market price of the Company's common stock on the respective dates of grant. The date of grant for fiscal 1998, 1997 and 1996 was April 17, 1998, April 18, 1997, and April 19, 1996, respectively. The individual's deferred amount is vested immediately, however the shares are held in trust and restricted for a period of not less than five years, with the exception of the 1997 grants for Messrs. Goldfus and Gould, which will vest 100% after a two-year period, and the 1998 grant for Mr. Goldfus which will vest 100% on February 17, 1999, and the 1998 grant for Mr. Gould which will vest in equal amounts over a two-year period. The Company which is made in restricted stock that is vested in equal annual increments over a period for up to ten years, as determined by the Compensation Committee. All shares are eligible to receive all declared dividends. For each officer listed in the table, the total number of shares held in trust and dollar value of those shares as of February 28, 1998, the last day of fiscal 1998, is listed below.

                                                     SHARES ACQUIRED
                                                          WITH:
                                                     ----------------
                                         YEARS OF    DEFERRED COMPANY AGGREGATE
   OFFICER                             PARTICIPATION  AMOUNT   MATCH   $ VALUE
   -------                             ------------- -------- ------- ----------
   Donald W. Goldfus..................       11       51,793  27,388  $1,024,404
   Russell Huffer.....................       10       29,957  31,089     789,783
   James L. Martineau.................       11       36,349  32,600     892,028
   Richard Gould......................        2       17,955  14,718     422,707
   Robert G. Barbieri.................      N/A          N/A     N/A         N/A
   Martha L. Richards.................      N/A          N/A     N/A         N/A
   Terry L. Hall......................        1        9,057   8,921     232,590

(5) Represents amount paid under the Company's defined contribution pension plan and 401(k) savings plan, which are applicable to executive officers on the same basis as all eligible employees. The 1998 amounts for Messrs. Martineau and Barbieri also include $53,241 and $100,684, respectively, for expenses paid in connection with their relocation. The 1998 amounts also include cash employment awards of $20,000 and $10,000, respectively, paid to Mr. Barbieri and Ms. Richards. The 1997 amounts for Messrs. Barbieri and Hall also include $12,500 and $3,048, respectively, for relocation expenses paid in connection with their relocation. The 1996 amounts for Mr. Gould and Mr. Hall also include $50,767 and $54,799, respectively, for expenses paid in connection with their relocation.
(6) Mr. Huffer was elected as President and Chief Executive Officer effective as of January, 1998. Mr. Goldfus ceased holding those positions effective as of such date.
(7) Mr. Hall resigned as Vice President, Finance and Chief Financial Officer effective as of February, 1998; Mr. Barbieri was elected to that position effective as of February, 1998.

STOCK OPTIONS

  The following tables summarize option grants and exercises during fiscal 1998 to or by the executive officers named in the Summary Compensation Table, and the value of options held by such persons at the end of fiscal 1998. No SARs have been granted to, or were held by, any of the named executive officers as of February 28, 1998.






                                   INDIVIDUAL GRANTS                           POTENTIAL
                         -------------------------------------            REALIZABLE VALUE AT
                                       % OF TOTAL                           ASSUMED ANNUAL
                          NUMBER OF   OPTIONS/SARS                          RATES OF STOCK
                          SECURITIES   GRANTED TO                         PRICE APPRECIATION
                          UNDERLYING   EMPLOYEES   EXERCISE OR              FOR OPTION TERM
                         OPTIONS/SARS  IN FISCAL   BASE PRICE  EXPIRATION -------------------
NAME                      GRANTED (#)     YEAR     (PER SHARE)    DATE       5%        10%
----                     ------------ ------------ ----------- ---------- -------- ----------
Donald G. Goldfus (1)...    20,000        5.0%      $16.75      4/18/07   $210,678 $  533,903
Russell Huffer (2)......    40,000        9.9%       16.75      4/18/07    421,356  1,067,806
Russell Huffer (3)......    50,000       12.4%       12.1875    1/13/08    383,230    971,185
James L. Martineau (4)..    20,000        5.0%       16.75      4/18/07    210,678    533,903
Richard Gould (5).......    20,000        5.0%       16.75      4/18/07    210,678    533,903
Robert G. Barbieri (6)..    20,000        5.0%       11.3125     2/2/08    142,286    360,584
Martha L. Richards (7)..     5,000        1.2%       19.875      3/3/02     27,455     60,669
Terry L. Hall (8).......    40,000        9.9%       16.75      4/18/07    421,356  1,067,806

                       OPTION/SAR GRANTS IN FISCAL 1998

--------
(1) The option was granted on April 18, 1997 and will become 100% exercisable on February 17, 1999.
(2) The option was granted on April 18, 1997 and will become 100% exercisable in equal increments over the next five years.
(3) The option was granted on January 18, 1998 and will become 100% exercisable in equal increments over the next four years.

(4) The option was granted on April 18, 1997 and will become 100% exercisable in equal increments over the next four years.
(5) The option was granted on April 18, 1997 and will become 100% exercisable in equal increments over the next two years.
(6) The option was granted on February 2, 1998 and will become 100% exercisable in equal increments over the next four years.
(7) The option was granted on March 3, 1997 and will become 100% exercisable in equal increments over the next four years.
(8) The option was granted on April 18, 1997 and will become 100% exercisable in five variable increments over the next five years. Mr. Hall ceased to serve as an employee of the Company effective as of February 6, 1998. Therefore, all of the options shown above have terminated effective as of that date and may not be exercised by Mr. Hall.

 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1998 AND FISCAL YEAR-END OPTION/SAR
                                    VALUES

                                                NUMBER OF
                                                SECURITIES
                                                UNDERLYING        VALUE OF
                                               UNEXERCISED   UNEXERCISED IN-THE-
                                               OPTIONS/SARS  MONEY OPTIONS/SARS
                       SHARES                 AT FISCAL YEAR   AT FISCAL YEAR
                     ACQUIRED ON                 END (#)             END
                      EXERCISE      VALUE     (EXERCISABLE/     (EXERCISABLE/
NAME                     (#)     REALIZED ($) UNEXERCISABLE) UNEXERCISABLE) (1)
----                 ----------- ------------ -------------- -------------------
Donald W. Goldfus..    22,500      $393,053   60,000/137,500 $776,250/$1,778,906
Russell Huffer.....     2,250        29,109    5,000/127,750   64,688/ 1,652,766
James L. Martineau.       --            --    35,000/ 75,000  452,813/   970,313
Richard Gould......    27,500       408,275   12,500/110,000  161,719/ 1,423,125
Robert G. Barbieri.       --            --     2,500/ 27,500   32,344/   355,781
Martha L. Richards.       --            --     1,250/  3,750   16,172/    48,516
Terry L. Hall......    25,000       100,769    5,000/      0   64,688/         0

--------
(1) The value of the options is determined by multiplying the difference between the exercise price of the option and the closing price of the Company's common stock on the NASDAQ National Market on February 28, 1998 ($12 15/16 per share) by the number of shares underlying the options.

EMPLOYMENT AGREEMENT AND OTHER CERTAIN TRANSACTIONS

  The Company has an employment agreement with Mr. Richard Gould, whereunder Mr. Gould has agreed to provide the Company with defined services and not to engage in competition with the Company for a period of one year after his termination. Under the terms of the agreement, if Mr. Gould's employment is terminated for reasons other than those defined in the agreement, the Company would award Mr. Gould severance compensation in the amount equal to one year's base compensation plus his average annual incentive compensation. If termination occurs within ten years of the agreement, the Company would employ Mr. Gould as a consultant for a period of up to five years following such termination at an annual fee of $50,000. The Company also has a consulting agreement with Mr. Laurence Niederhofer as described in "Compensation of Directors."

                         COMPARATIVE STOCK PERFORMANCE
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                     FEBRUARY 28, 1993 TO FEBRUARY 28, 1998

  The line graph compares the cumulative total shareholder return on the common stock of the Company for the last five fiscal years with cumulative total return on the S&P Small Cap 600 Index and the peer group index described below.

                Base
                Feb '93    Feb '94     Feb '95    Feb '96    Feb '97    Feb '98
                -------    -------    --------   --------   --------   --------
Apogee              100     134.13    153.7935    179.277   368.0916   239.5945
S&P SmallCap        100     121.52    116.3919   152.5082   117.9771   238.2135
Peer Group          100     108.42      113.68     116.84     133.68     161.05

--------
  Assumes $100 invested at the close of trading on February 28, 1993 in Apogee Enterprises, Inc. common stock, S&P SmallCap 600 and the peer group composite listed below. Assumes reinvestment of all dividends. Total return calculations for the Indices were performed with all available data by S&P Compustat Services, Inc.

  For the fiscal year ended February 28, 1998, the Company's primary business activities included the fabrication and coating of architectural and consumer glass (about 25% of net sales), the fabrication, distribution and installation of automotive replacement glass (about 38% of net sales) and the design and installation of nonresidential curtainwall and window systems (about 38% of net sales). The Company is not aware of any competitors, public or private, that are similar to it in size and scope of business activities. Most of the Company's direct competitors are either privately owned or divisions of larger, publicly owned companies. The "peer" group in the accompanying total return graph consists of all public companies with market capitalization of $500 million or less as of February 28, 1998 that are known to the Company to be engaged in some aspect of glass and/or aluminum products or services for construction and/or automotive end markets.

  The companies included in the peer group index are: Butler Manufacturing Corporation, Donnelley Corporation, Excel Industries, International Aluminum Corporation, Robertson-Ceco Corporation, Southwall Technologies and Sun Distributors.

        ITEM 2: PROPOSAL TO AMEND THE 1987 PARTNERSHIP PLAN TO INCREASE
                   NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
               UNDER THE PLAN FROM 2,200,000 TO 3,200,000 SHARES

  On January 9, 1998, the Board of Directors approved an amendment to the 1987 Apogee Enterprises, Inc. Partnership Plan (the "Partnership Plan"), subject to shareholder approval, to increase the number of shares of common stock authorized for issuance thereunder from 2,200,000 shares to 3,200,000.

  At the present time, there are insufficient authorized but unissued shares remaining under the Partnership Plan for issuance to key executives at levels currently anticipated by management for fiscal 1999. An increase in the authorized shares under the Partnership Plan is therefore necessary to allow for such anticipated participation as well as to provide sufficient shares for fiscal years beyond 1999. All employees, as defined by the Plan, are eligible to participate in the plan. The Compensation Committee annually selects from among eligible individuals, persons to participate in the 1987 Partnership Plan. Prior to the beginning of each year, each participant may voluntarily defer up to fifty percent of the annual incentive compensation which may be earned by such participant (to a maximum of $100,000 for such year) to be invested in the Partnership Plan. The Company matches 100% of the deferred amount and the aggregate is invested in the Company's common stock. The individual's deferred amount is vested immediately and the shares are held in trust and restricted for a period as determined by the Compensation Committee. The Company match is made in the form of restricted stock that is vested in equal annual increments over a period of up to ten years, as determined by the Committee.

  The Partnership Plan was adopted by the Company and its subsidiaries to provide key executives with increased ownership in the Company, foster and motivate exceptional work performance and teamwork among executives and provide supplemental retirement benefits and long-term financial security.

  The proposed amendment to increase the number of shares of common stock authorized for issuance under the Partnership Plan would give the Board of Directors the ability to continue the Partnership Plan for the above referenced purposes.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Board of Directors recommends a vote FOR this proposal. The affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the annual meeting is necessary to approve the proposed amendment. Unless authority is withheld, the Proxy will be voted for the proposed amendment to the Partnership Plan.

          ITEM 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP has served as the independent auditors of the Company since 1968. The Board of Directors has again appointed KPMG Peat Marwick LLP to serve as the Company's independent auditors for the fiscal year ending February 27, 1999. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification in order to ascertain the views of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection. Ratification of the selection will require the affirmative vote of a majority of the shares of common stock of the Company entitled to vote and represented at the meeting in person or by proxy.

  A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting of Shareholders, will be afforded an opportunity to make a statement and will be available to respond to appropriate questions.

  In connection with the audit function for fiscal year 1998, KPMG Peat Marwick LLP reviewed the Company's annual report and its filings with the Securities and Exchange Commission.

               SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

  Any shareholder wishing to have a proposal considered for submission at the 1999 annual meeting must submit the proposal in writing to the Secretary of the Company at the address indicated above in accordance with all applicable rules and regulations of the SEC no later than January 22, 1999.

                                    GENERAL

  The 1998 Annual Report to Shareholders for the fiscal year ended February 28, 1998 is being mailed with this Proxy Statement.

  Management does not intend to present any matters at the meeting not referred to above and does not presently know of any matter that may be presented to the meeting by others. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote thereon in accordance with their best judgment.

  The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview, and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting materials to their principals and will reimburse them for their reasonable out-of-pocket expenses.

  Shareholders who wish to obtain a copy of the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, for the fiscal year ended February 28, 1998, may do so without charge by writing to the Secretary at Suite 1800, 7900 Xerxes Avenue South, Minneapolis, Minnesota, 55431-1159.

                                          By Order of the Board of Directors,


                                          /s/ Martha L. Richards
                                          Martha L. Richards
                                          General Counsel and Secretary

Dated: May 29, 1998

                      THIS DOCUMENT CONSTITUTES PART OF A
                 PROSPECTUS COVERING SECURITIES THAT HAVE BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933

                 AMENDED AND RESTATED APOGEE ENTERPRISES, INC.
                               PARTNERSHIP PLAN,
                AS PROPOSED TO BE AMENDED THROUGH JUNE 23, 1998

     This instrument is a combined deferred compensation (funded in trust) and restricted stock plan (the "Plan") adopted by Apogee Enterprises, Inc. and its subsidiaries (Harmon, Inc.; Norment Industries, Inc.; Harmon Ltd.; Harmon Contract, Inc.; Norshield Corp.; Apogee Wausau Group, Inc.; Milco Contracting, Inc.; Viracon, Inc.; Viratec Thin Films, Inc.; Tru Vue Inc.; TerraSun, L.L.C.; Viracon/Curvlite, Inc.; FirstCall Inc.; The Glass Depot, Inc.; The Glass Depot of New York, Inc.; Harmon Glass Company; American Management Group, Inc.; and Dover Glass Co.) for a select group of management or highly compensated personnel. This Plan is designed to provide key executives of such corporations with an increased ownership in Apogee Enterprises, Inc., foster and motivate exceptional work performance and teamwork among such executives, and provide supplemental retirement benefits and long-term financial security.

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.01. "Administrator" means the Administrator appointed by the Board of Directors, and if none, then the Committee.

     1.02. "Apogee" depending on the context in which used means Apogee Enterprises, Inc. and/or its Subsidiaries who are a party to this Plan; provided, however, this definition shall not be construed or interpreted to allow assets held in Trust for the benefit of a Participant (employee) of Apogee Enterprises, Inc. to be subject to claims of general creditors of any Subsidiary, nor shall assets held in the Trust on behalf of a Participant (employee) of any Subsidiary be subject to claims of general creditors of Apogee Enterprises, Inc. or any other Subsidiary. (See Article VI).

     1.03. "Apogee Company" means any Apogee corporation in the singular, whether Apogee Enterprises, Inc. or any Subsidiary that is a party to this Plan.

     1.04. "Beneficiary" means the person, persons or trust last designated by the Participant to receive the benefits provided under this Plan. Such designation shall be made pursuant to Article VIII of the Plan.

     1.05. "Board of Directors" means the Board of Directors of Apogee Enterprises, Inc.

     1.06. "Committee" means the Plan compensation committee of the Board of Directors.

     1.07.  "Common Stock" means common stock of Apogee Enterprises, Inc.

     1.08. "Deferred Compensation Account" means the Trust Fund account of a Participant as provided in Section 6.03.

     1.09. "Disability" means mental or physical disability, which, in the opinion of the Committee, based on medical evidence satisfactory to the Committee, prevents a Participant from engaging in the principal duties of his or her employment.

     1.10. "Early Retirement" means voluntary separation from employment of a Participant from Apogee which has been approved by the Committee at or after such Participant has attained age 50 and prior to age 65. Early Retirement shall not be available to any Participant unless and until such Participant has 15 years of Service with Apogee. Early Retirement is not and shall not be defined or interpreted as Termination of Employment or Retirement.

     1.11. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. This agreement qualifies as a plan which is unfunded and which is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

     1.12. "Fair Market Value" means the daily closing price of Common Stock as reported in the Wall Street Journal.

     1.13. "Financial Hardship" means an immediate, severe financial need of a Participant, resulting from an event not reasonably foreseeable by the Participant, which cannot be met by the Participant from other resources reasonably available to the Participant from insurance or reimbursement, liquidation of assets to the extent that would not itself cause severe financial hardship or succession deferrals under the Plan. Such events would arise, for example, from a serious illness, injury or accident of the Participant or a dependent member of Participant's family, loss of property due to casualty or similar severe, extraordinary and unforeseeable circumstances beyond the control of Participant detrimentally affecting the health or welfare of the Participant or a dependent member of Participant's family. The Committee shall determine when Financial Hardship occurs and its determination shall be final and not subject to review or challenge by a Participant.

     1.14. "Fiscal Year" means the annual period ending on the Saturday closest to the last day of February or such Fiscal Year of Apogee as it may be changed hereafter from time to time.

     1.15.  "Grantor" means Apogee or the Committee, acting on behalf of Apogee.

     1.16. "Incentive Compensation" means compensation awarded to an employee of Apogee at the end of the Fiscal Year pursuant to the Incentive Plan.

     1.17. "Incentive Plan" means the Incentive Compensation arrangement as adopted by Apogee on a year to year basis, prior to the end of a Fiscal Year, and as revised from time to time, which provides for Incentive Compensation to selected management or highly compensated employees of Apogee, on a company by company basis, on the attainment of defined financial and developmental goals during the course of that Fiscal Year, if said employee remains in the employ of Apogee at the end of that Fiscal Year.

     1.18. "Participant" means a person employed by Apogee who (i) is a participant in and eligible to receive compensation under the Incentive Plan,
(ii) has been specifically selected by the Committee to participate in the Partnership Plan, and (iii) has elected to defer such compensation under this Plan, or a person, and who prior to the time of Retirement, Early Retirement, death, Disability or Termination of Employment, had elected to defer such compensation under this Plan and who retains, or whose Beneficiaries retain, benefits under the Plan and in accordance with its terms.

     1.19. "Plan" means this Restated Partnership Plan, as it may be amended from time to time.

     1.20. "Pool A" means that portion of the Incentive Compensation awarded by Apogee to the Participant which Participant has elected to defer and which, pursuant to this Plan, Apogee as Grantor shall contribute to the Trust.

     1.21. "Pool B" means shares of Common Stock purchased or issued by Apogee in the Participant's name, which shares in number shall be equal to the number of shares resulting from and computed pursuant to Participant's election to defer under Pool A. Pool B shares so issued are and shall be designated as "Restricted Stock."

     1.22. "Restricted Stock" means Pool B stock in the Participant's name that is or is meant to be non-transferable, forfeitable, and imprinted with a restrictive legend.

     1.23. "Retirement" means a Participant's retirement at or after attaining age 65.

     1.24. "Subsidiary" means a corporation, of which Apogee Enterprises, Inc. owns at least fifty percent (50%) of the shares having voting power in the election of directors.

     1.25. "Termination of Employment" means a Participant's termination of employment with Apogee whether voluntary or involuntary. Termination of Employment does not include Retirement or Early Retirement.

     1.26. "Trust" means the entity created by the Deferred Compensation Trust Agreement (the "Trust Agreement") of even date which Apogee has adopted and executed pursuant to this Plan, together with all amendments and exhibits thereto.

     1.27. "Trustee" means the entity, person or persons individually signing the Trust Agreement as Trustee or any successor to such Trustee (see Section
6.01 hereof and Article IX of the Trust Agreement).

     1.28. "Trust Fund" means the fund held by the Trustee pursuant to the terms of the Trust, including individual Trust Fund accounts and Vintage Accounts established for each Participant.

     1.29. "Unrestricted Stock" means Common Stock issued in the name of a Participant that is freely transferable and not subject to substantial risk of forfeiture.

     1.30. "Vintage Account" means a subaccount of a Participant's Trust Fund account established by the Trustee for the purpose of identifying and segregating increases and decreases to such account by Fiscal Year contribution of Pool A shares to which such increases or decreases relate. Such increases or decreases may be caused by, but are not limited to cash or property dividends, stock splits, stock purchases, reorganizations, mergers, distributions and the like.

                                   ARTICLE II
              SELECTION OF PLAN PARTICIPANTS AND DISQUALIFICATION
              ---------------------------------------------------

     2.01. Selection of Participant. The Committee will establish the criteria for participation in the Plan and make Incentive Compensation awards to Participants. No person shall be entitled to benefits under the Plan except as awarded by the Committee in its sole discretion, with or without receiving recommendations from Apogee. Notwithstanding the foregoing, it is anticipated that the Board of Directors and the respective boards of directors of each Subsidiary shall provide such recommendations to the Committee.

     Any Pool A or Pool B Incentive Compensation awarded to Participants under this Plan shall be deemed null and void from the inception of such award if this Plan is not approved by the shareholders of each Apogee Company within six (6) months of the date adopted by the last Apogee Company board of directors to adopt and approve this Plan. In such case the Common Stock, in Trust or in the form of Restricted Stock shall be returned to Apogee and any Pool A consideration, paid or foregone, shall be remitted to the Participant.

     2.02. Disqualification of Participants. In any instance where a Participant engages in acts or omissions including, but not limited to, (i) willful and substantial misconduct in the discharge of a Participant's duties as an officer or employee, or (ii) reckless failure or refusal to perform substantial and clear duties of employment, or (iii) criminal misconduct of the Participant, having the foreseeable likelihood or effect of causing a material loss of or damage to the properties, business or reputation of Apogee, or, (iv) conferring an unauthorized and substantial pecuniary benefit upon the Participant-or a designee of a Participant at the expense of Apogee, such acts or omissions may give rise to a finding by the Committee of a "Disqualification". In order for a Disqualification to become effective, the finding of the Committee must be ratified by not less than fifty percent (50%) of a quorum of the Board of Directors and not less than fifty percent (50%) of a quorum of the board of directors of the Apogee Company by whom the Participant is employed. If any Participant subject to Disqualification is a member of the Board of Directors or any Apogee board of directors, such Participant shall not cast a vote on any motion for Disqualification. In the event that a finding of Disqualification is ratified, the maximum distribution to the Participant from that Participant's Pool A Trust Fund account(s) shall be the lesser of the Fair Market Value of such stock on the date of Disqualification or the original amount of Incentive Compensation deferred by Participant in any Fiscal Year. Such distribution shall be made in Common Stock. Any Common Stock or other property remaining in Participant's Trust Fund subsequent to a Disqualification distribution shall immediately revert to Apogee for cancellation or incorporation to Apogee's general assets, as applicable. Any and all Restricted Stock in the Participant's name shall immediately be forfeited to Apogee without consideration.

                                  ARTICLE III
                 PARTICIPANT'S ELECTION TO DEFER COMPENSATION
                 --------------------------------------------

     For any Fiscal Year, any Participant may elect to defer (i) not greater than one-half, or (ii) any percentage less than one-half of the compensation that may become payable to the Participant under the Incentive Plan. The election shall be made in writing on the form set forth in Exhibit C, designating the percentage or amount of the compensation that may be due under the Incentive Plan which is to be deferred, signed by the Participant and delivered to the Committee prior to the commencement of the Fiscal Year with respect to which such compensation is to be earned and deferred. If an individual is first employed by Apogee during the Fiscal Year and is eligible for compensation under the Incentive Plan, that individual shall make the election to defer prior to the first day of employment. The election to defer under the Plan, once made, is irrevocable. The percentage or amount of the compensation that may be due under the Incentive Plan which is to be deferred shall cause the Committee to contribute an equivalent amount of cash or shares of Common Stock to the Trust on behalf of the Participant, such contribution constituting Pool A. Concurrently with the contribution to the Trust, Apogee shall cause to have issued shares of Restricted Stock in the name of the Participant designated as Pool B, which shares in number shall be equal at the time of issuance to the number of shares contributed to the Participant's Pool A Trust Fund for that Fiscal Year. Participant's Pool A Trust Fund shall be administered by the Trustee. Participant's Pool B Restricted Stock shall be escrowed with the Administrator. Within a reasonable time after the Committee's determination of the Participant's Incentive Compensation, Apogee shall transfer the Pool A shares or cash equivalent (to purchase an equivalent number of Pool A shares) to the Trustee to the credit of the Participant's Trust Fund.

                                   ARTICLE IV
                                 SAVINGS CLAUSE
                                 --------------

     This Plan is intended to conform to the provisions of Sections 83, 402, 404, 451, and 671 through 677 of the Internal Revenue Code of 1986, as amended ("IRC" or the "Code"), with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and all administrative and judicial interpretations thereof. As such this Plan shall be interpreted consistently with those laws and interpretations, shall not be interpreted to permit any action inconsistent with those laws or interpretations, and any provision herein inconsistent with those Laws or interpretations is hereby amended to make it consistent while still preserving, as nearly as possible, the original meaning of the amended provision.

                                   ARTICLE V
                                 ADMINISTRATION
                                 --------------

     5.01. Compensation Committee. The Plan shall be administered by a Plan Compensation committee composed of either (i) the Board of Directors, a majority of which are Disinterested Persons and a majority of the directors acting on Plan matters are Disinterested Persons, or (ii) by a committee of three or more persons, all of whom are Disinterested Persons. "Disinterested Persons" shall be interpreted as that term as defined in Rule 16b-3 of the Securities Exchange Act of 1934. No member of the Committee while serving as such shall be eligible for participation in the Plan. The Committee may appoint an Administrator who shall have the authority to manage and administer this Plan between meetings of the Committee and to carry out the resolutions of the Committee. All actions of the Administrator shall be subject to the Committee's review and approval.

     5.02. Powers. The Committee shall have the exclusive and final authority to interpret the Plan, prescribe, amend, and rescind the rules and regulations relating to the Plan, to delegate such responsibilities or duties as are allowable under the Plan or by law as it deems desirable, and make all other determinations necessary or advisable for the administration of the Plan. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee will be made by a majority of the quorum. Any determination by the Committee under the Plan may be made without notice of and without convening a meeting if evidenced by one or more writings signed by all of the Committee members.

     5.03. No Liability. In administering the Plan, neither the Committee nor any member of the Committee nor any person to whom the Committee may delegate any duty or power in connection with administering the Plan shall be liable, except as provided in the Securities Act of 1933, as amended, for any action, failure to act or loss except for its or his or her own gross negligence or willful misconduct, nor for the payment of any benefit or other amount under the Plan. No member of the Committee shall be personally liable under any contract, agreement, bond or other instrument made or executed by such member or in his or her behalf as a member of the Committee, nor for the neglect, omission or wrong-doing of any other member of the Committee.

                                   ARTICLE VI
                     POOL A:  DEFERRED COMPENSATION ACCOUNT
                     --------------------------------------

     6.01. Establishment of Trust. Upon execution of this Plan and concurrently upon the establishment of the Deferred Compensation Trust Agreement (which is attached hereto and incorporated by reference herein as Exhibit A), Apogee shall contribute to the Trust the sum of $1.00. The Trust shall be irrevocable and shall administer Participant Pool A Trust Funds received by it in either cash or in Common Stock from Apogee. All contributions so received, and any income therefrom, shall be held, managed and administered by the Trustee as a single Trust. The Trust Agreement provides that the Trustee shall discharge its responsibilities for the investment, management and control of the Trust assets solely in the interest of the Participants and Beneficiaries of the Plan. All investments of the Trust assets shall be made in Common Stock; provided, however, that the Trustee may maintain such portion of the Trust assets in cash or forms of short- term liquid investments as it deems in the best interests of the Trust, provided that the Trust remains primarily invested in Common Stock. The property of the Trust will be held in the individual name of the Trustee. Any shares in the Trust will be voted by the Trustee in its discretion unless a Participant instructs the Trustee regarding the manner in which such shares credited to the Participant's Trust Fund shall be voted.

     6.02. Deposits to Trust. Following the award of Incentive Compensation to a Participant who has elected to defer a portion of such compensation under this Plan, and as soon thereafter as may be reasonably practicable, Apogee shall deposit with the Trustee (for the benefit of the Participant's Trust Fund) shares of Common Stock, or cash to purchase such stock, for which the purchase price per share is equal to the lesser of:

               (a) the Fair Market Value per share at the date of the Participant's election to defer, or

               (b) the Fair Market Value per share at the date the Participant's Incentive Compensation award is approved by the Committee.

The number of shares to be deposited with the Trust shall be computed by dividing the amount of Participant's Incentive Compensation award that was deferred by the aforementioned per share purchase price. Cash deposited with the Trust shall be sufficient to purchase the number of shares otherwise required to be deposited with the Trust. No fractional shares shall be issued; provided, however, that computed fractional shares below fifty percent (50%) shall be rounded to a lower non-fractional number, and fractional amounts in excess of forty-nine percent (49%) shall be rounded to the next whole number.

     Each Apogee Company shall contribute the amount or Common Stock shares due to the Trust on behalf of Participants employed by it. Each Apogee Company shall pay, pro rata by its number of Participants, any and all administrative charges for opening and maintaining Trust Fund accounts for Participants and for brokerage commissions, if any, on purchases of Pool A and Pool B Common Stock.

     6.03. Participant Trust Fund. The Trustee shall establish a Trust Fund account and Vintage Account for each Participant of each Apogee Company, which accounts will be maintained by the Trustee for each deposit made by Apogee under the Plan, and any charges or credits, including dividends and fees payable by the Trust. The Trust Fund accounts and Vintage Accounts shall be kept in the names of the individual Participants and each Beneficiary of a deceased Participant. The Trust shall issue annual and final statements to each Participant showing deposits, earnings, charges and credits to each of the Participant's Trust Fund account(s) and Vintage Account(s) (see 6.05 "Interest of Participant").

     6.04. Trust Fund Accounting. The Trustee shall credit each Participant's Trust Fund account(s) and respective Vintage Account(s) with (i) the number of shares of Common Stock awarded to the Participant, or Common Stock or other shares purchased with cash and cash dividends, (ii) cash or stock dividends, and
(iii) warrants or any other property received with respect to the stock in such account.

Separate Vintage Accounts shall be established as subaccounts to all Participant Trust Fund accounts for each, and segregated by, Fiscal Year for which Pool A Incentive Compensation was contributed by Apogee. Each Vintage account shall be debited or credited, as applicable, for additional shares purchased by the Trustee on the Participant's behalf, as a result of earnings in respect to stock noted in the Vintage Account, or for shares distributed from the Trust as a result of insolvency (see Section 6.06) or the occurrence of a predetermined event of distribution. Examples of such earnings or distributions include cash, stock, or property dividends, stock splits, warrants, options, reorganization, merger, exchange, insolvency, and the like. Distributions shall include or result from payments to Participants, forfeitures upon Disqualification, and the distribution of Trust assets by the Trustee to creditors of a respective Apogee Company. (See Section 6.05). To the extent Apogee incurs taxable income in respect to cash dividends declared and paid on Participant Pool A shares, Apogee shall have the right to require payment of such tax by the Trust, pursuant to appropriate written instruction to the Trustee, and Participant Trust Fund accounts and Vintage Accounts shall be charged accordingly. Common Stock purchased with cash dividends paid on such stock in Participant Trust Fund accounts and Vintage Accounts will vest in the Participant as of the date the Common Stock on which the dividend was paid vests.

     6.05. Interest of Participant. Any funds deposited with, earned by or related to Participant Trust Fund accounts shall be and continue to be at all times part of the general assets of the respective Apogee Company depositing such funds, subject to the claims of its unsecured general creditors. In the event a Participant becomes an employee of any other Apogee Company, the Trustee shall establish a separate Trust Fund account and Vintage Account(s) for deposits made to the Trust by that company on behalf of the Participant. Assets of the Trust are not intended to serve as security for payment of Participant Trust Funds under the Plan if an Apogee Company is or becomes insolvent. All rights created under the Plan and the Trust shall be and are mere unsecured contractual rights of a Participant against the Apogee Company from whom the Participant was awarded Incentive Compensation in a particular Fiscal Year. The Participant's right to receive payments of deferred compensation under the Trust is and shall be no greater than the right of an unsecured general creditor of the applicable Apogee Company. No right, benefit or payment under this Plan shall be subject to attachment or other legal process for the debts of a Participant or any Beneficiary, and shall not be subject to anticipation, transfer, sale, assignment or encumbrance. No person, other than Participant (or Participant's Beneficiaries in the event of death) shall have any claim against Apogee by virtue of the provisions of the Plan.

     6.06. Insolvency. The Trustee shall be and is prohibited from making any payments to a Participant or any Beneficiary, whose Trust Fund was established and funded by a specific Apogee Company, upon or subsequent to notification in writing that such Apogee Company is unable to pay its debts as they mature or that it is subject as a debtor to a pending proceeding under the Bankruptcy Code. Under any such circumstances, the Trustee shall deliver any property held by the Trust on behalf of Participants of the insolvent Apogee Company if, and only if, a court of competent jurisdiction so directs in order to satisfy creditor claims of that Company. The Trustee shall have the right to seek and retain legal counsel to determine the competent jurisdiction of the court directing delivery of Trust assets and, if appropriate, may challenge such jurisdiction or the legality of such court's order in the name of the Trust in any court.

     6.07.  Distribution of Deferred Compensation Fund.

               (a) Events of Distribution. Distribution of the respective Vintage Accounts of a Participant's Trust Fund shall not occur earlier than the 15th day of the final month of the fifth (5th) Fiscal Year following the Fiscal Year for which the Vintage account was or should have been established (the "Base Period"); provided, however, that distributions prior to the end of the Base Period shall be allowed in the event of death or Disability. If a Participant elects distribution of the Trust Fund(s) and Vintage Account(s) held by the Trustee in a series of annual installment distributions, the Committee, in its sole discretion, may vary the time and manner of making such installment distributions. The Committee's discretion shall include the authority to distribute yearly distributions in lump sum, or over a shorter or longer period as the Committee may find appropriate.

               (b) Alternative Distribution Methods. Subject to the provisions of paragraph (a) above and the additional requirement set forth below with respect to Financial Hardship, a Participant may elect to receive distribution of his or her Trust Fund(s) and Vintage Account(s), such distribution election including (i) a lump sum on a date certain or upon the occurrence of Retirement, Termination of Employment (subsequent to the base period), Disability,or death, or (ii) annual installments commencing on a date certain or upon the occurrence of Retirement, Termination of Employment (subsequent to the Base Period), Disability or death. A Participant shall elect the manner of distribution on the form attached hereto as Exhibit C, which is incorporated by reference herein, executed and delivered to the Committee at the time the Participant makes his or her election to defer compensation for that Fiscal Year under the Plan. In the event of Financial Hardship, the distribution shall not exceed the amount determined by the Committee, in its sole discretion, to meet the immediate need of the Participant on account of the Financial Hardship.

               (c) Yearly Installment Distributions. In the event of installment distribution, each yearly installment shall be transferred on the fifteenth (15th) day of the final month of the Fiscal Year in an amount equal to the balance credited (in shares of Common Stock) to the Participant's Trust Fund(s) and Vintage Account(s) on the date on which the yearly distribution is to be made, divided by the remaining number of distributions to be made.

     6.08. Shares Subject to Plan. Apogee hereby authorizes 1,600,000 shares of Common Stock to be issued or purchased and designated as Pool A Common Stock pursuant to this Plan. Any Pool A shares that are returned to Apogee by Disqualification may be added to the number of shares available under the Plan for the purpose of funding Pool A.

                                  ARTICLE VII
                           POOL B:  RESTRICTED STOCK
                           -------------------------

     7.01. Issuance and Ownership. In the event that a Participant elects to defer Incentive Compensation as provided in Article III hereof, then concurrently upon funding of the Pool A Trust, Apogee shall purchase or cause to have issued an equivalent number of shares of Common Stock in the name of the Participant as provided in and determined by Section 7.02.

     7.02. Designation. Common Stock transferred to a Participant as provided in Section 7.01 shall be and hereby is designated as Pool B Restricted Stock, subject to limitations on transferability of the shares, substantial risk of forfeiture, and legending as described in this Article VII.

     7.03. IRC (S)83. A Participant may not elect to be taxed in the year Pool B Restricted Stock is received on the difference between the Fair Market Value of such stock and the Participant's basis in such stock, without the express written consent of the Committee.

     7.04. Restriction on Transfer of Shares. Except as to Participant's vested interest in and to the Restricted Stock as provided hereinafter (Unrestricted Stock), a Participant or any Beneficiary of a Participant shall not sell, transfer, pledge, hypothecate, encumber, grant a lien in, or otherwise dispose of (or enter into a binding agreement to sell, pledge, hypothecate, encumber, grant a lien in, or otherwise dispose of) all or any of the Restricted Stock in the name of the Participant or any Beneficiary. Any stock which is no longer subject to Section 7.05, shall be freely transferable and considered Unrestricted Stock; provided, however, that transfer of the shares shall be made only in accord with applicable federal and state securities laws.

     7.05.  Legend and Stop Order Transfer.

               (a) Legend. Apogee shall imprint the following legend upon each of the certificates representing Restricted Stock heretofore or hereafter issued in the name of a Participant or a Beneficiary of a Participant on the books of Apogee Enterprises, Inc. and such legend shall be and remain upon such certificates, as well as any reissuance thereof, unless and until removed pursuant to the reissuance of certificates upon vesting of the Participant's unrestricted right to own and transfer such shares:

               "The securities represented by this certificate are subject to a Restricted Stock Agreement by and between Apogee Enterprises, Inc. and the registered owner of such securities, and may not be sold, transferred, pledged, hypothecated, encumbered, liened, or otherwise disposed of unless in compliance with the terms of such Restricted Stock Agreement, a copy of which is on file at the principal office of Apogee Enterprises, Inc."

               (b) Stop Transfer Order. A stop transfer order shall be placed with Apogee Enterprises, Inc., as well as any transfer agent appointed by it, preventing transfer of any Restricted Stock of a Participant or a Participant's Beneficiary, pending removal of the restrictions on transfer as set forth in this Article VII.

               (c) Removal of Legend. The legend endorsed on a Participant's Restricted Stock certificate or instrument evidencing Participant's shares shall be removed, and Apogee shall cause to have issued a certificate or instrument without such legend, if the Participant or a Beneficiary of a Participant becomes vested in and to such Restricted Stock, such that the Restricted Stock is no longer subject to restrictions on transfer and substantial risk of forfeiture. In the event that less than all of the shares represented by the Restricted Stock certificate vest on a given date, and upon the written request of a Participant or a Beneficiary of a Participant, Apogee shall issue an unlegended certificate evidencing the Unrestricted Stock and shall issue a new Restricted Stock certificate evidencing the remaining Restricted Stock, all in exchange for the original Restricted Stock certificate, which certificate shall be cancelled and retired.

     7.06. Risk of Forfeiture. The Committee may establish, in its sole discretion, events by which a Participant would forfeit his or her entire interest in Restricted Stock. Such events may include, but are not limited to:

               (a) Forfeiture of remaining Restricted Stock in the event the Participant does not remain in the employ of Apogee for the entire vesting period established by the Restricted Stock Agreement described in Section 7.07.

               (b) Forfeiture of Restricted Stock of a Participant in the event that the Participant violates a condition established in connection with his or her Early Retirement or Termination of Employment with Apogee not to engage in competition with Apogee for a certain time period and within a stated geographic area. A forfeiture is not and shall not be interpreted to be a Disqualification (Section 2.02). In the event of a forfeiture of Restricted Stock, a Participant shall offer (or be deemed to have offered automatically) to Apogee all, and not less than all, of such Participant's Restricted Stock at a price equal to the lesser of the Participant's "tax basis" in the Restricted Stock or the Fair Market Value of such Stock on the date of forfeiture. The offer shall be made as soon as practicable after Participant's receipt of the Committee's written determination that an event of forfeiture has occurred. The terms of the purchase shall be cash in exchange for the Restricted Stock at the time of closing.

     7.07. Vesting. Except as otherwise provided in this Plan, a Participant shall become vested in his or her Restricted Stock only in accord with the terms and conditions agreed to by the Committee and the individual Participant, pursuant to the "Restricted Stock Agreement" executed by the Parties concurrently with the transfer of the Participant's Restricted Stock, which Agreement is attached hereto and incorporated by reference herein as Exhibit B. All Restricted Stock transferred to the Participant within a particular Fiscal Year shall vest in accordance with the vesting schedule established by and contained in or attached to the Restricted Stock Agreement; provided, however, that the Committee may, in its sole discretion, establish vesting schedules for Participant Restricted Stock which differ from vesting schedules established for any other Participant in the Plan or which differ from any other vesting schedule established for a particular Participant in another Fiscal Year.

     If any of the following events occur while a Participant is fully employed by any Apogee Company, or Participant is subject to an agreement not to engage in competition with any Apogee Company, then all Restricted Stock in the name of Participant shall immediately become Unrestricted Stock:

               (a)  Death of Participant.

               (b) Total permanent Disability of Participant.

               (c) Retirement of the Participant after achieving age 65, such Retirement not to include Early Retirement.

     Notwithstanding anything contained herein to the contrary, the Plan service period for financial accounting purposes hereunder shall be deemed to be the fiscal year with respect to which a Participant elects to defer bonus compensation amounts under Article III of this Plan.

     7.08. Escrow. Restricted Stock issued and outstanding in the name of any Participant shall be retained in a bank safe deposit box under the control of the Plan Administrator.

     7.09. Voting. Restricted Stock may be voted by the Participant as if such shares were not so restricted and, except as provided herein, shall have and hold all the benefits, rights, duties and obligations of a shareholder of Common Stock.

     7.10. Earnings on Shares. Participants shall be entitled to receive any and all cash dividends, stock dividends, warrants or any other property or benefits received with respect to ownership of his or her Restricted Stock. Shares issued to Participants as a result of such share ownership shall, however, be Restricted Stock subject to the provisions of this Plan and the respective Restricted Stock Agreement to which such stock relates, including the vesting schedule or schedules established by the Committee.

     7.11. Recording. No transfer of Restricted Stock shall be recognized by Apogee Enterprises, Inc. until it is duly entered upon its books and records and all indicia of ownership are changed accordingly; provided, however, that once a transfer is recorded upon the books and records of Apogee Enterprises, Inc., the effective date of the transfer shall be the date of the actual transfer and such ownership shall "relate back" to such date. Transfers of Restricted Stock that are prohibited by this Agreement shall be void and such transfers shall not be recognized by Apogee Enterprises, Inc. and shall not be entered upon its books and records.

     7.12. Shares Subject to Plan. Apogee hereby authorizes 1,600,000 shares of Common Stock to be issued or purchased and designated as Pool B Restricted Stock pursuant to this Plan. Any Restricted Stock awarded to Participants that are returned to Apogee by forfeiture or disqualification may be added to the number of shares available under the Plan for the purpose of funding Pool B.

                                  ARTICLE VIII
                           DESIGNATION OF BENEFICIARY
                           --------------------------

     A Participant may designate one or more Beneficiaries who are to succeed the Participant's rights under Pool A and Pool B of the Plan in the event of Participant's death. A designation of Beneficiary may be made only in writing on the form attached hereto as Exhibit D signed by the Participant and filed with the Committee and the Trustee. Beneficiaries may be changed with or without the consent of any prior Beneficiary. In the case of a failure of designation, or the death of a Beneficiary without a designated successor surviving, distribution shall be made to the estate of a Participant.

                                   ARTICLE IX
                                 EFFECT OF PLAN
                                 --------------

     Neither the adoption of this Plan nor the participation of an employee in the Plan shall affect the existing employment relationship of Participant with any Apogee Company, which employment shall remain terminable at the will of such company or the Participant unless provided for to the contrary in a separate, written agreement by and between the Apogee Company and a Participant.

                                   ARTICLE X
                           DILUTION OR REORGANIZATION
                           --------------------------

     10.01. Dilution. In the event that additional shares of Common Stock are issued pursuant to a stock split, stock dividend, reclassification or the like, the number of shares of Common Stock held by the Trust in the Trust Funds) and Vintage Account(s) on behalf of the Participant, or by a Participant as Restricted Stock, shall be increased proportionately. In the event that Common Stock from time to time issued and outstanding is reduced by a combination of shares, the number of shares of Common Stock held by the Trust or the Participant shall be reduced proportionately.

     10.02. Reorganization. In the event that any Apogee Company is reorganized or is succeeded by another corporation in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, or the like, Apogee shall require, as part of the terms of the agreement or instrument which evidences such event or events, that all of the obligations of Apogee under this Plan will be assumed as if such event or events had not occurred. Under no circumstances will the event or events described herein diminish the right of Participants or the Trustee to enforce the provisions of this Plan.

                                   ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

     11.01. Relation Between Trust and Plan. This Plan and the Trust are part of a single integrated Deferred Compensation Agreement and shall be construed with reference to the other. In the event of any conflict between the terms of this Plan and the Trust, such conflicts shall be resolved in favor of the Trust.

     11.02. Relation Between Restricted Stock Agreement and Plan. This Plan and the Restricted Stock Agreement are part of a single integrated instrument and shall be construed with reference to the other. In the event of any conflict between the terms of this Plan and the Restricted Stock Agreement, such conflict shall be resolved in favor of the Plan.

     11.03. Headings. All article or section headings herein, or any exhibits or collateral instruments hereto, have absolutely no legal significance and are to be used solely for the convenience of reference. In the event of any conflict between such headings and the text of this Plan, its exhibits, or collateral documents, such conflict shall be resolved in the favor of the text.

     11.04. Counterparts. This Plan may be executed in an original and any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one Plan.

     11.05. Construction, Binding Effect and Amendment of Plan. This Plan shall be governed by and construed in accordance with the law of the State of Minnesota. The Plan shall be binding upon and inure to the benefit of Apogee, its successors and assigns and the Participants and their heirs and personal representatives. The Plan may be amended by the Committee from time to time, effective upon written notice to Participants, provided (a) no amendment may be made to Section 6.05 of the Plan, (b) no amendment may reduce any Participant's rights or benefits hereunder in any manner with respect to Pool A compensation deferred prior to the amendment, and (c) no amendment may terminate the Plan with respect to Pool A compensation deferred prior to the amendment.

     In addition, any amendment to the Plan shall be approved by the shareholders of each respective Apogee Company that is a party to this Plan, if such amendment would:

               (a) materially increase the benefits accruing to Participants under the Plan; or

               (b) materially increase the number of securities which may be issued under the Plan; or

               (c) materially modify the requirements as to eligibility for participation in the Plan.

          11.06 Income Tax Withholding. In order to comply with all applicable federal or state income tax laws of regulations, Apogee may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant under the Plan, are withheld or collected from such Participant. In order to assist a Participant in paying all federal and state taxes to be withheld or collected upon either (a) a distribution from any Trust Fund accounts and/or Vintage Accounts of such Participant or (b) the release from escrow of shares of Restricted Stock by the Plan Administrator upon the lapse of restrictions with respect to such shares, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the Participant to satisfy such tax obligation by either
(a) electing to have Apogee withhold a portion of the shares otherwise to be delivered to Participant upon such distribution or release having a Fair Market Value on the date of such distribution or release equal to the amount of such taxes, or (b) delivering to Apogee shares of Common Stock, other than the shares issuable to Participant upon such distribution or release, with a Fair Market Value on the date of such distribution or release equal to the amount of such taxes.

                                  ARTICLE XII
                             EFFECTIVE DATE OF PLAN
                             ----------------------

     This Plan, including all amendments hereto, shall be effective from the latest date that the Plan is approved by the board of directors of each Apogee Company that is a party to this Plan and adopted by the shareholders of such Companies in accordance with 17 C.F.R. 240.16b-3.

                                   EXHIBIT A

                     DEFERRED COMPENSATION TRUST AGREEMENT
                  (APOGEE ENTERPRISES, INC. PARTNERSHIP PLAN)

     THIS TRUST AGREEMENT is made between Apogee Enterprises, Inc., and its subsidiaries, Harmon Glass Company, Harmon Glass of Florida, Inc., Wausau Metals Corporation, Viracon, Inc. and W.S.A., Inc., as grantor (the "Grantor"), and Andrew Shea, as trustee (the "Trustee"), and is the Trust established for funding of "Pool A" deferred compensation pursuant to the Apogee Enterprises, Inc. Partnership Plan of even date.

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     All terms defined in the Plan shall have the same meaning herein, unless such term is specifically defined below. In such event, the term as defined in this Article I shall take precedence in the interpretation of this Trust Agreement.

     1.01. "Beneficiary" means the person, persons or trust last designated by the Participant to receive the proceeds of Participant's Trust Fund pursuant to the Plan. Such designation shall have been made pursuant to Article VIII of the Plan.

     1.02. "Grantor" means Apogee, an Apogee Company, or the Committee, acting on behalf of Apogee.

     1.03. "Plan" means the Apogee Enterprises, Inc. Restated Partnership Plan, as it may be amended from time to time.

     1.04. "Pool A" means that portion of the incentive compensation awarded by Apogee to the Participant, which Participant has elected to defer such compensation and pursuant to the Plan, to which Apogee has contributed property as Grantor for the purpose of establishing Participant Trust Funds.

     1.05. "Trustee" means the entity, entities, person or persons individually signing this Agreement as Trustee, or any successor to such Trustee.

     1.06. "Trust Fund" means the fund held by the Trustee pursuant to the terms of this Trust, including individual Trust Fund accounts and Vintage Accounts established for each Participant.

     1.07. "Vintage Account" means a subaccount of a Participant's Trust Fund account established by the Trustee for the purpose of identifying and segregating increases and decreases to such account by Fiscal Year contribution of Pool A shares to which such increases or decreases relate. Such increases or decreases may be caused by, but are not limited to cash or property dividends, stock splits, stock purchases, reorganizations, mergers, distributions and the like.

                                   ARTICLE II
                                 SAVINGS CLAUSE
                                 --------------

     This Agreement is intended to conform to the provisions of Sections 671 through 677 of the Internal Revenue Code of 1986, as amended ("IRC" or the "Code") and to the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as

amended, and all administrative and judicial interpretations thereof. As such this Trust shall be interpreted consistently with those laws and interpretations, shall not be interpreted to permit any action inconsistent with those laws or interpretations, and any provision herein inconsistent with those laws or interpretations is hereby amended to make it consistent while still preserving, as nearly as possible, the original meaning of the amended provisions.

                                  ARTICLE III
                                 TRUST PROPERTY
                                 --------------

     3.01. Initial Contribution. The Grantor, desiring to create a Trust for the benefit of Participants in the Plan, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, hereby transfers and irrevocably assigns to the Trustee as its initial contribution to the Trust the sum of One Dollar ($1.00) .

     3.02. Required Contributions. Following the award of Incentive Compensation to a Participant who has elected to defer a portion of such compensation under the Plan, and as soon thereafter as may be reasonably practicable, Grantor shall deposit with the Trustee (for the benefit of a Participant's Trust Fund) shares of Common Stock, or cash to purchase such stock, for which the purchase price per share is equal to the lesser of:

               (a) the Fair Market Value per share at the date of the Participant's election to defer, or

               (b) the Fair Market Value per share at the date the Participant's Incentive Compensation award is approved by the Committee.

     The number of shares to be deposited with the Trust shall be computed by dividing the amount of Participant's Incentive Compensation Award that was deferred by the aforementioned per share purchase price. Cash deposited with the Trust shall be sufficient to purchase the number of shares required to be deposited with the Trust. No fractional shares of Common Stock shall be accepted for deposit by the Trust.

     3.03. Other Contributions. The Grantor may periodically contribute additional funds to the Trust, but shall not be required to do so by this Agreement.

     3.04. The Plan. All contributions to the Trust shall be made in accordance with the terms of the Plan. Yearly transfers and contributions are wholly dependent upon the award of Incentive Compensation to Participants in any Fiscal Year and, based on the foregoing, no contributions by the Grantor will be required for a year in which no Incentive Compensation is awarded.

     3.05. Trust Estate. All initial, required, and other contributions of funds or property, including individual Participant Trust Fund accounts, are referred hereto herein collectively as the Trust Estate or the Trust assets.

                                   ARTICLE IV
                     REVOCATION, AMENDMENT AND TERMINATION
                     -------------------------------------

     4.01. Revocation. Grantor declares that this Agreement is irrevocable and Grantor shall not have the right or power to alter, amend, revoke or terminate this Agreement, except as specifically provided in Section 4.02 hereof.

     4.02. Amendment. This Agreement may be amended only as and to the extent provided in this Section 4.02. The Grantor may amend this Agreement only as follows:

               (a) To make such changes as may be necessary to prevent taxation to the Participant (or to the beneficiary) of the Grantor's contributions to the Trust, trust earnings, or trust assets until such time as all or a portion of the Participant's Trust Fund and Vintage Accounts are actually distributed to the Participant or to the Beneficiary.

               (b) To remove the Trustee and to appoint a successor Trustee in its place as provided in Section 9.01 hereof.

               (c) All amendments to this Agreement shall be in writing and shall be signed by the Grantor and by the Trustee.

     4.03. Termination. This Agreement shall remain in full force and effect until such time as all Trust Funds and Vintage Accounts are fully and completely distributed in accord with the provisions of this Agreement, including proper accounting therefor. Termination of the Plan, for any reason, shall not affect this Agreement nor the duties and obligations of the Trustee, or any Participant or Beneficiary, or the Grantor hereunder.

                                   ARTICLE V
                GRANTOR'S CREDITORS AND INTEREST OF PARTICIPANTS
                ------------------------------------------------

     5.01. Grantor's Creditors. Notwithstanding any statement contained herein or in the Plan to the contrary, all of the assets of the Trust Estate shall be and continue to be at all times part of the general assets of the respective Apogee Company depositing such funds, subject to the claims of its or their unsecured general creditors. In the event a Participant becomes an employee of any other Apogee Company, the Trustee shall establish a separate Trust Fund account and Vintage Account(s) for deposits made to the Trust by that company on behalf of the Participant.

     5.02. Interest of Participant. Assets of the Trust are not intended to serve as security for payment of Participant Trust Funds under the Plan if Grantor (as a specific Apogee Company) is or becomes insolvent. All rights created under the Plan and the Trust shall be and are mere unsecure contractual rights of a Participant against Grantor, defined herein as the Apogee Company from whom the Participant was awarded Incentive Compensation in a particular Fiscal Year. A Participant's right to receive payments of Trust funds pursuant to this Agreement is and shall be no greater than the right of an unsecured general creditor of the applicable Apogee Company joining as a Grantor of this Agreement.

     5.03. Spendthrift Clause. No right, benefit or payment under this Agreement or the Plan shall be subject to attachment or other legal process for the debts of a Participant or any beneficiary of a Participant, and shall not be subject to anticipation, transfer, sale, assignment or encumbrance. No person, other than Participant (or Participant's beneficiaries in the event of death) shall have any claim against the Trustee, or the Grantor by virtue of the provisions of this Agreement or the Plan.

                                   ARTICLE VI
                       INVESTMENT, MANAGEMENT AND CONTROL
                       ----------------------------------

     The Trustee shall discharge its responsibilities for the investment, management and control of Trust assets solely in the interest of the Participants and Beneficiaries of the Plan. The Trustee shall accumulate all net income (Trust income net of income taxes) and shall add such net income to principal for reinvestment. All investments of the Trust assets shall be made in Common Stock; provided, however, that the Trustee may maintain such portion of the Trust assets in cash or forms of short-term liquid investments as it deems in the best interest of the Trust, provided that the Trust remains primarily invested in Common Stock. The property of the Trust will be held in the individual name of the Trustee.

                                   ARTICLE VI
                                 DISTRIBUTIONS
                                 -------------

     7.01. Events of Distribution. Distribution of the respective Vintage Accounts of a Participant's Trust Fund shall not occur earlier than the 15th day of the final month of the fifth (5th) Fiscal Year following the Fiscal Year for which the Vintage Account was or should have been established (the "Base Period"); provided, however, that distributions prior to the end of the Base Period shall be allowed in the event of death or Disability. If a Participant elects distribution of the Trust Fund(s) and Vintage Account(s) held by the Trustee in a series of annual installment distributions, the Committee, in its sole discretion, may vary the time and manner of making such installment distributions. The Committee's discretion shall include the authority to distribute yearly distributions in lump sum, or over a shorter or longer period as the Committee may find appropriate.

     7.02.  Alternative Distribution Methods.  Subject to the provisions of
Section 7.01 and the additional requirement set forth below with respect to Financial Hardship, a Participant may elect to receive distribution of his or her Trust Fund(s) and Vintage Account(s), and such distribution election including (i) a lump sum on a date certain or upon the occurrence of Retirement, Termination of Employment (subsequent to the Base Period), disability or death, or (ii) annual installments commencing on a date certain or upon the occurrence of Retirement, Termination of Employment, Disability, or Death. A Participant shall elect the manner of distribution on the form attached to the Plan as Exhibit C executed and delivered to the Committee at the time the Participant makes his or her election to defer compensation for that Fiscal Year under the Plan. In the event of Financial Hardship, the distribution shall not exceed the amount determined.by the Committee, in its sole discretion, to meet the immediate need of the Participant on account of the Financial Hardship.

     7.03. Yearly Installment Distributions. In the event of installment distribution, each yearly installment shall be transferred on the fifteenth
(15th) of the final month of the Fiscal Year in an amount equal to the balance credited (in shares of Common Stock) to the Participant's Trust Fund(s) and Vintage Account(s) on the date on which the yearly distribution is to be made, divided by the remaining number of distributions to be made.

     7.04. Form of Distributions. Distributions made by the Trustee shall be made only in Common Stock.

                                  ARTICLE VIII
                           TRUST FUND AND ACCOUNTING
                           -------------------------

     8.01. Participant Trust Fund. The Trustee shall establish a Trust Fund account and Vintage Account for each Participant of each Apogee Company, which accounts will be maintained by the Trustee for each deposit made by the Grantor under the Plan and any charges or credits, including dividends and fees payable by the Trust. The Trust Fund accounts and Vintage Accounts shall be kept in the names of the individual Participants and each Beneficiary of a deceased Participant. The Trust shall issue annual and final statements to each Participant showing deposits, earnings, charges and credits to each of the Participant's Trust Fund account(s) and Vintage Account(s) (see Section 5.02 "Interest of Participant").

     8.02. Trust Fund Accounting. The Trustee shall credit each Participant's Trust Fund accounts and respective Vintage Accounts with (i) the number of shares of Common Stock contributed by Grantor on Participant's behalf, or Common Stock or other shares purchased with cash and cash dividends, (ii) cash or stock dividends and (iii) warrants or any other property received with respect to stock in such account. Separate Vintage Accounts shall be established as subaccounts to all Participant Trust Fund accounts for each, and segregated by, Fiscal Year for which Pool A Incentive Compensation was contributed by Grantor. Each Vintage Account shall be debited or credited, as applicable, for additional shares purchased by the Trustee on Participant's behalf, as a result of earnings in respect to stock noted in the Vintage Account, or for shares distributed from the Trust as a result of insolvency on the occurrence of a predetermined event of distribution. Examples of such earnings or distributions include cash, stock, or property dividends, stock splits, warrants, options, reorganization, merger, exchange, insolvency, and the like. Distributions shall include or result from payments to Participants, forfeitures upon Disqualification, and the distribution of Trust assets by the Trustee to creditors of the respective Grantor company. To the extent Grantor incurs taxable income in respect to cash dividends declared and paid on Participant Pool A shares, Grantor shall have the right to require payment of such tax by the Trust, pursuant to appropriate written instruction to the Trustee, and Participant Trust Fund accounts and Vintage Accounts shall be charged accordingly. Common Stock purchased with cash dividends paid on such stock in Participant Trust Fund accounts and Vintage Accounts will vest in the Participant as of the date the Common Stock on which the dividend was paid vests.

                                   ARTICLE IX
                                    TRUSTEE
                                    -------

     9.01. Removal. The Grantor shall have the right to discharge any Trustee, and to appoint a successor Trustee in its place. Discharge of a Trustee shall be by delivery of thirty (30) days written notice to such Trustee, accompanied by the name of its intended successor. Successor Trustees shall be appointed only if qualified to act under the laws of any state or of the United States.

     9.02.  Resignation.  A Trustee may resign at any time by delivering thirty
(30) days written notice of resignation to the Grantor. Upon receipt of such notice the Grantor shall appoint a successor Trustee. The successor Trustee shall be appointed as provided in Section 9.01.

     9.03. Compensation of Trustee. Neither the Trustee nor any designated successor Trustee, shall be entitled to receive any commissions or other compensation for receiving or disbursing the principal or income of the Trust Estate, unless authorized in writing by the Grantor.

     9.04. Administrative Powers. Subject to a limitation imposed by other provisions of this Agreement, but without limiting by implication or otherwise the directions given to or powers conferred upon the Trustee by this Agreement or by law, the Trustee is expressly granted the following additional powers, authority and discretions in relation to any and all of the Trust property, at any time constituting part of the Trust Estate or any of the Trust Estate hereunder, and whether constituting principal or income, and generally with relationship to the management and administration of the Trust:

               (a) Investments. When investing, reinvesting, purchasing, acquiring, exchanging, selling and managing the Trust Estate, the Trustee shall act with the care, skill, prudence, and diligence under the circumstances then prevailing, that a prudent person acting in a like capacity and familiar with such matters would use. Within the limitations of the foregoing standard, the Trustee, by way of illustration is authorized to acquire certain forms of property and investment and do the following:

                    1. To vote stock, give proxies, pay calls for assessments and to sell or exercise stock options, subscription rights and conversion rights;

                    2. To participate in foreclosures, reorganizations, consolidations, mergers, liquidations, pooling agreements, voting trusts, consent to corporate sales and other acts, and to register securities or other property in its own name or in the name of its nominee without disclosing any fiduciary relationship;

                    3. The Trustee may, without liability, continue to hold property received into the Trust at its inception or subsequently added to it or acquired pursuant to proper authority if as long as the Trustee, in the exercise of good faith and of reasonable prudence, discretion and intelligence, may consider that retention is in the best interests of the Trust.

     9.05. Controversy. If any controversy arises with respect to this Trust, the Trustee shall take action as directed in writing by the Committee or, in the absence of such written direction, as it deems advisable, whether by legal proceedings, compromise or otherwise. The Trustee may retain funds or property, or involve or pay in such funds or property to a court of competent jurisdiction without liability pending settlement of the controversy.

     9.06. Employment of Counsel. The Trustee may consult with legal counsel (who may be counsel for the Grantor) and shall be fully protected with respect to any action taken or admitted by it in good faith pursuant to advice of counsel.

     9.07. Bond. The Trustee shall not be required to post any bond or other security for the faithful performance of any of its duties. The Trustee shall have the obligation of exercising all of its duties and discretions in a fiduciary manner.

     9.08. Receipt of Materials and Voting. The Trustee shall deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by Apogee Enterprises, Inc., or other issuers to its or their stockholders. All shares of Common Stock in each Participant's account will be voted by the Trustee in accordance with the Participant's signed proxy instructions duly delivered to Trustee or otherwise in accordance with applicable rules of the applicable regulatory authority.

                                   ARTICLE X
                                   INSOLVENCY
                                   ----------

     The Trustee shall be and is prohibited from making any payments to a Participant or any Beneficiary, whose Trust Fund was established and funded by a specific Apogee Company, upon or subsequent to notification in writing that such Apogee Company is unable to pay its debts as they mature or that it is subject as a debtor to a pending proceeding under the Bankruptcy Code. Under any such circumstances, the Trustee shall deliver any property held by the Trust on behalf of Participants of the insolvent Apogee Company if, and only if, a court of competent jurisdiction so directs in order to satisfy creditor claims of that Company. The Trustee shall have the right to seek and retain legal counsel to determine the competent jurisdiction of the court directing delivery of Trust assets and, if appropriate, may challenge such jurisdiction or the legality of such court's order in the name of the Trust in any court.

                                   ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

     11.01. Relationship Between Trust and Plan. This Plan and the Trust are part of a single integrated Deferred Compensation Plan and shall be construed with reference to the other. In the event of any conflict between the terms of the Plan and this Trust, such conflict shall be resolved in favor of the Trust.

     11.02. Headings. All article or section headings herein, or any exhibits or collateral instruments hereto, have absolutely no legal significance and are to be used solely for the convenience of reference. In the event of any conflict between such headings and the text of this Trust Agreement, such conflict shall be resolved in favor of the text.

     11.03. Counterparts. This Trust Agreement may be executed in an original and any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one Agreement.

     11.04. Construction and Binding Effect. This Plan shall be governed by and construed in accordance with the law of the State of Minnesota. This Agreement shall be binding upon and inure to the benefit of the Grantor and its successors and assigns and the Participants and their heirs and personal representatives.

     11.05. Situs. This Trust shall be deemed to be a Minnesota trust and shall be governed and interpreted as such.

     11.06. Acceptance of Trust. The Trustee accepts the Trust and agrees to carry out the provisions on its part to be performed.

     11.07. Term. This Trust shall remain in existence for an uncertain term as provided in and in accordance with Section 4.03 of this Agreement.

     IN WITNESS WHEREOF the Grantor and the Trustee have executed this Agreement this 28th day February, 1987.

                                    APOGEE ENTERPRISES, INC.

                                    By  /s/ Donald W. Goldfus
                                      ----------------------------------------
                                      Donald W. Goldfus, its President
                                      and Chief Executive Officer

                                    HARMON GLASS COMPANY

                                    By  /s/ Larry C. Anderson
                                      ----------------------------------------
                                      Larry C. Anderson, its President

                                    HARMON GLASS OF FLORIDA, INC.

                                    By  /s/ Richard D. Inman
                                      ----------------------------------------
                                      Richard D. Inman, its President

                                    WAUSAU METAL CORPORATION

                                    By  /s/ Laurence J. Niederhofer
                                      ----------------------------------------
                                      Laurence J. Niederhofer, its
                                      Chief Executive Officer

                                    VIRACON, INC.

                                    By  /s/ James L. Martineau
                                      ----------------------------------------
                                      James L. Martineau, its President

                                    W.S.A., INC.

                                    By  /s/ Gerald K. Anderson
                                      ----------------------------------------
                                      Gerald K. Anderson, its President

                                    TRUSTEE

                                    /s/ Andrew Shea
                                    ------------------------------------------
Attest:

--------------------------------
          Secretary

                                   EXHIBIT B

                           RESTRICTED STOCK AGREEMENT
                  (APOGEE ENTERPRISES, INC. PARTNERSHIP PLAN)

     THIS RESTRICTED STOCK AGREEMENT is made between Apogee Enterprises, Inc.
and ________________ ("Apogee"), and   ____________ (the "Participant"), and is
the Restricted Stock Agreement established for the purpose of setting forth the terms and conditions upon which the funding of "Pool B" Restricted Stock shall be issued to Participant pursuant to the Apogee Enterprises, Inc. Restated Partnership Plan.

     1. Acceptance of Plan Terms and Definitions. Participant is eligible to participate in Apogee's Partnership Plan with respect to receipt of Pool B Restricted Stock. Participant hereby acknowledges having received a copy of the Plan and all exhibits thereto, and agrees to be bound by its terms and conditions. All terms defined in the Plan shall have the same meaning herein.

     2. Issuance and Ownership. Pursuant to Participant's election to defer Incentive Compensation as provided in Article III of the Plan and concurrently upon funding of the Pool A Trust, subject to execution of this Agreement by all parties hereto, Apogee shall cause to have issued or purchased in Participant's name _____ shares of Common Stock as provided in and determined by
Section 7.02 of the
Plan.

     3. Designation. Common Stock transferred to a Participant in Section 2 hereof shall be and hereby is designated as Pool B Restricted Stock, subject to limitations on transferability of the shares, substantial risk of forfeiture, and legending as described in Section 6 hereof.

     4. IRC (S)83. Participant may not elect to be taxed in the year Pool B Restricted Stock is received on the difference between the Fair Market Value of such stock and the Participant's basis in such stock, without the express written consent of the Committee.

     5. Restriction on Transfer of Shares. Except as to Participant's vested interest in and to the Restricted Stock as provided hereinafter (Unrestricted Stock),

Participant (or any Beneficiary of Participant) shall not sell, transfer, pledge, hypothecate, encumber, grant a lien in, or otherwise dispose of (or enter into a binding agreement to sell, pledge, hypothecate, encumber, grant a lien in, or otherwise dispose of) all or any of the Restricted Stock in the name of Participant or Participant's Beneficiary. Any stock which is no longer subject to Section 6 hereof shall be freely transferable and considered Unrestricted Stock; provided, however, that transfer of the shares shall be made only in accord with applicable federal and state securities laws.

     6.   Legend and Stop Order Transfer.

               (a) Legend. Apogee shall imprint the following legend upon each of the certificates representing Restricted Stock heretofore or hereafter issued in the name of Participant or Participant's Beneficiary on the books of Apogee Enterprises, Inc. and such legend shall be and remain upon such certificates, as well as any reissuance thereof, unless and until removed pursuant to the reissuance of certificates upon vesting of Participant's unrestricted right to own and transfer such shares:

               "The securities represented by this certificate are subject to a Restricted Stock Agreement by and between Apogee Enterprises, Inc. and the registered owner of such securities, and may not be sold, transferred, pledged, hypothecated, encumbered, liened, or otherwise disposed of unless in compliance with the terms of such Restricted Stock Agreement, a copy of which is on file at the principal office of Apogee Enterprises, Inc."

               (b) Stop Transfer Order. A stop transfer order has been placed with Apogee Enterprises, Inc., as well as any transfer agent appointed by it, preventing transfer of any Restricted Stock of Participant or Participant's Beneficiary, pending removal of the restrictions on transfer as set forth herein.

               (c) Removal of Legend. The legend endorsed on Participant's Restricted Stock certificate or instrument evidencing Participant's shares shall be removed, and Apogee shall cause to have issued a certificate or instrument without such legend, if Participant or Beneficiary of Participant become vested in and to such Restricted Stock, such that the Restricted Stock is no longer subject to restrictions on transfer and substantial risk of forfeiture. In the event that less than all of the shares represented by the Restricted Stock certificate vest on a given date, and upon the written request of Participant or a Beneficiary of Participant, Apogee shall issue an unlegended certificate evidencing the Unrestricted Stock and shall issue a new Restricted Stock certificate evidencing the remaining Restricted Stock, all in exchange for the original Restricted Stock certificate, which certificate shall be cancelled and retired.

     7. Risk of Forfeiture. The Committee has established, in its sole discretion, events by which Participant will forfeit his or her entire interest in Restricted Stock. Such events are set forth on Schedule 1 to this Agreement, which Schedule is attached hereto and incorporated by reference herein. A forfeiture is not and shall not be interpreted to be a Disqualification pursuant to Section 2.02 of the Plan. In the event of a forfeiture of Restricted Stock, Participant shall offer (or be deemed to have offered automatically) to Apogee all, and not less than all, of Participant's Restricted Stock at a price equal to the lesser of the Participant's "tax basis" in the Restricted Stock or the Fair Market Value of such Stock on the date of forfeiture. The offer shall be made as soon as practicable after Participant's receipt of the Committee's written determination that an event of forfeiture has occurred. The terms of purchase shall be cash in exchange for the Restricted Stock at the time of closing.

     8. Vesting. Except as otherwise provided in this Agreement, a Participant shall become vested in his or her Restricted Stock only in accord with the terms and conditions agreed to by the Committee and the individual Participant as set forth in Schedule 1. All Restricted Stock transferred to Participant with respect to Incentive Compensation granted for the 19__ Fiscal Year shall vest in accordance with Schedule 1. Participant acknowledges that the Committee may have or will, in its sole discretion, establish vesting schedules for Participant Restricted Stock which differ from vesting schedules established for any other Participant in the Plan or which may differ from any other vesting schedule established for Participant in another Fiscal Year.

     If any of the following events occur while Participant is fully employed by any Apogee Company, or Participant is subject to an agreement not to engage in competition with any Apogee Company, then all Restricted Stock in the name of Participant shall immediately become Unrestricted Stock:

               (a)  Death of Participant.

               (b) Total permanent Disability of Participant.

               (c) Retirement of the Participant after achieving age 65, such Retirement not to include Early Retirement.

     9. Escrow. Participant acknowledges that the Restricted Stock issued and outstanding in the name of Participant shall be retained in a bank safe deposit box under the control of the Plan Administrator unless and until such stock becomes Unrestricted Stock pursuant to the Plan.

     10. Voting. Restricted Stock may be voted by Participant as if such shares were not so restricted and, except as provided herein, shall have and hold all the benefits, rights, duties and obligations of a shareholder of Common Stock.

     11. Earnings on Shares. Participant shall be entitled to receive any and all cash dividends, stock dividends, warrants or any other property or benefits received with respect to ownership of his or her Restricted Stock. Shares issued to Participant as a result of such share ownership shall, however, be Restricted Stock subject to the provisions of the Plan and this Agreement, including the vesting schedule or schedules established by the Committee.

     12. Recording. No transfer of Restricted Stock shall be recognized by Apogee Enterprises, Inc. until it is duly entered upon its books and records and all indicia of ownership are changed accordingly; provided, however, that once a transfer is recorded upon the books and records of Apogee Enterprises, Inc., the effective date of the transfer shall be the date of the actual transfer and such ownership shall "relate back" to such date. Transfers of Restricted Stock that are prohibited by this Agreement shall be void and such transfers shall not be recognized by Apogee Enterprises, Inc. and shall not be entered upon its books and records.

     13.  Miscellaneous.

          13.01. Relationship between Agreement and Plan. This Agreement and the Plan are part of a single integrated instrument and shall be construed with reference to the other. In the event of any conflict between the terms of the Plan and this Agreement, such conflict shall be resolved in favor of the Plan.

          13.02. Headings. All section headings herein have absolutely no legal significance and are to be used solely for the convenience of reference. In the event of any conflict between such headings and the text of this Agreement, its exhibits, or collateral documents, such conflict shall be resolved in favor of the text.

          13.03. Counterparts. This Agreement may be executed in an original and any number of counterparts, all of which shall be deemed an original and all of which, taken together, shall constitute one agreement.

          13.04. Construction and Binding Effect. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota. This Agreement shall be binding upon and inure to the benefit of all parties hereto, their successors and assigns, and their heirs and personal representatives.

          13.05. Amendment. This Agreement may be amended only upon execution of a written instrument evidencing such amendment executed by all parties hereto.

          13.06. Bond. The Administrator shall not be required to post any bond or other security for the faithful performance of its duties. If any controversy arises with respect to this Agreement, the Administrator may retain funds or property, or involve or pay in such funds or property to a court of competent jurisdiction without liability pending settlement of the controversy.

     IN WITNESS WHEREOF, Apogee and Participant have executed this Agreement this ___ day of __________, 19__.


                            APOGEE

                            By___________________________________
                                     __________________, Member,

                               Plan compensation committee


                            ______________________________________
                            Participant

                                                                      SCHEDULE 1
                                                                      ----------

                   APOGEE ENTERPRISES, INC. PARTNERSHIP PLAN
                   -----------------------------------------
                  RESTRICTED STOCK AGREEMENT VESTING SCHEDULE
                  -------------------------------------------
                                PLAN YEAR:  1988
                                ----------------

Pursuant to Sections 7 and 8 of this Restricted Stock Agreement, the Committee has established the following vesting schedule with respect to Pool B Restricted Stock transferred to the undersigned Participant for the year indicated. If the Participant has satisfied Requirements (1) or (2) below at the end of any Fiscal Year listed in Column A, the corresponding percentage (as set forth in Column B) of the Restricted Stock transferred to the Participant shall become Unrestricted on the last day of that Fiscal Year.

Requirements:
------------

(1) Participant must have been in the employ of an Apogee Company for the entire applicable Fiscal Year, OR

(2) If the Participant is not in the employ of an Apogee Company for an entire Fiscal Year, but has entered in to a binding agreement to not engage in competition with any Apogee Company subsequent to Participant's Early Retirement, then the Participant must not have engaged in competition (as defined by the agreement) with any Apogee Company at any time during the applicable Fiscal Year.

          Vesting Schedule: For Restricted Stock to be Transferred to the Participant on or about May 1, 1988

             Column A                       Column
             --------                       ------
             Fiscal Year
             Ending                         Portion
             February                       Vesting
             --------                       -------

             1989                                %
             1990                                %
             1991                                %
             1992                                %
             1993
             1994                                %
             1995                                %
             1996                                %
             1997                                %
             1998                                %
                                            --------
Total                                         100%
                                            ========

__________________________  ATTEST:
Participant's Signature
                                    _______________________________
                                    Signature
__________________________
Name of Participant
(Please Print)                      _______________________________
                                    Name

__________________________          _______________________________
Date                                Date

                                   EXHIBIT C
                                   ---------

                            APOGEE ENTERPRISES, INC.
                           ELECTION TO PARTICIPATE IN
                     DEFERRED COMPENSATION PARTNERSHIP PLAN

TO:  THE COMPENSATION COMMITTEE, APOGEE BOARD OF DIRECTORS:
----------------------------------------------------------

     1. Acceptance of Plan Terms. The undersigned is eligible to participate in Apogee's deferred compensation Partnership Plan, effective February 28, 1987 (the "Plan"). The undersigned hereby acknowledges having received a copy of the Plan and all exhibits thereto, including the Trust Agreement (the "Trust") of even date and agrees to be bound by its terms and conditions. All terms defined in the Plan or the Trust shall have the same meaning herein.

     2. Deferral - Amount. The undersigned, pursuant to Article III of the Plan, hereby elects to defer the following portion of the compensation that may become due to Participant under the Plan with respect to Apogee's Fiscal Year ending __________, 19__ (CHOOSE ONE OPTION ONLY):

     ____ $__________, or such lesser amount as may be equal to, but not greater than fifty percent (50%) of Incentive Compensation earned by the undersigned under the Plan, OR

     ____ ___% (not to exceed fifty percent (50%)) of the total Incentive
          Compensation earned by the undersigned under the Plan, OR

     ____ An amount equal to the entire amount of Incentive Compensation earned by the undersigned under the Plan less $_____, which amount shall not exceed fifty percent (50%) Incentive Compensation. In the event such amount exceeds fifty percent (50%) the Committee shall adjust the dollar amount above to allow for deferral of exactly fifty percent (50%) of Incentive Compensation.

     3. Distributions - Election to Defer. This is the undersigned's election to defer compensation under the Plan for the Fiscal Year ending February __, 19__. Pursuant to Article VI of the Plan, the undersigned hereby elects to receive distributions from the Participant's Pool A Trust Fund in the following manner (CHOOSE ONE OPTION ONLY):

____A. In a lump sum, on the following date which is subsequent to the Base Period: February 15, 19__(19__ or later)

____B. In lump sum upon my Retirement (not including Early Retirement), Disability, Termination of Employment (subsequent to the Base period), or death.

____C. Series of Annual Installment Distributions commencing on February 15, 19__ (19__ or later), and over ___ (# of years) consecutive yearly installments.

        However, upon the earlier of my death or disability:

        ____1. Series of Annual Installment Distributions commencing within 90 days of my death or disability and over ___ (# of years) consecutive yearly installments, OR

        ____2.     Retain original payment schedule.

*___D. Series of Annual Installment Distributions commencing within 90 days of the occurrence of any one of the following events:

        -Upon death; over ___ consecutive yearly installments.

        -Upon Disability, over ___ consecutive yearly installments.

        -Upon Retirement (not including Early Retirement), over ___ consecutive yearly installments.

        -Upon Termination of Employment (other than on account of death, disability, or retirement) and subsequent to the Base Period, over ___ consecutive yearly installments.

*Participant acknowledges that if Option C or D above is chosen, pursuant to
Section 6.07 of the Plan, the Committee may vary the time and manner of making installment payments. Further, as a result of your election to receive installment payments under Option C or D, the amount of yearly distributions may be made in lump sum, or over a shorter or longer period as the committee, in its sole discretion, may find appropriate.

     Participant acknowledges that any Pool A Incentive Compensation awarded to Participant under the Plan shall be deemed null and void from the inception of such award if this Plan is not approved by the shareholders of each Apogee Company within six (6) months of the date adopted by the last Apogee Company board of directors to adopt and approve this Plan. In such case, the Common Stock in your Trust Fund shall be returned to Apogee and the dollar amount of Incentive Compensation forgone by this election shall be promptly remitted to the Participant.

     IN WITNESS WHEREOF, the undersigned has executed this document on the day and year hereafter indicated.

ATTEST:                             _______________________________
                                    Name

By________________________          _______________________________
  Name                              Signature

__________________________          _______________________________
Signature                           Date

__________________________
Date

NOTE: IN MAKING YOUR ELECTION TO DEFER COMPENSATION, YOU SHOULD CONSULT WITH YOUR ATTORNEY, TAX ADVISOR, OR FINANCIAL ADVISOR TO DETERMINE THE SUITABILITY OF THE DEFERRAL AND THE VARIOUS DISTRIBUTION ALTERNATIVES TO YOUR PARTICULAR FINANCIAL AND TAX CIRCUMSTANCES.

                                    Received by Apogee this day of February, 19__.


                                    By______________________________________
                                      Administrator, Plan compensation
                                      committee

                                   EXHIBIT D
                                   ---------

                            APOGEE ENTERPRISES, INC.
                    DESIGNATION OF BENEFICIARY FOR PAYMENTS
                           DUE UNDER PARTNERSHIP PLAN

TO:  THE COMPENSATION COMMITTEE, APOGEE BOARD OF DIRECTORS:
----------------------------------------------------------

     The undersigned is a Participant in Apogee Enterprises, Inc. ("Apogee") Partnership Plan, effective February 28, 1987 ("the Plan").

     Pursuant to Article VIII of the Plan, the undersigned hereby designates the following persons or entities as primary and secondary beneficiaries of any "Pool A" (deferred compensation) and "Pool B" (Restricted Stock) property or amount due the undersigned under the Plan payable by reason of my death:.

Primary Beneficiary:
-------------------

       Name:                        Address:                Relationship:

______________________         ___________________       ____________________

                               ___________________

Secondary (Contingent) Beneficiary
----------------------------------

       Name:                        Address:                Relationship:

______________________         ___________________       ____________________

                               ___________________

THE RIGHT TO REVOKE OR CHANGE ANY BENEFICIARY DESIGNATION IS HEREBY RESERVED. ALL PRIOR DESIGNATIONS (IF ANY) OF BENEFICIARIES AND SECONDARY BENEFICIARIES ARE HEREBY REVOKED.

The Committee shall cause the Trustee or the Administrator, as applicable, to pay all sums payable under the Plan by reason of my death to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary Beneficiary, and if no named beneficiary survives me, then the Trustee shall pay all amounts in accordance with Article VIII of the Plan. In the event that a named beneficiary survives me and dies prior to receiving the entire amount payable under the Plan, then and in that event, the remaining unpaid amount, payable according to the terms of the Plan, shall be payable to the personal representative of the estate of said deceased beneficiary, who survives me, but dies prior to receiving the total amount due under the Plan.

     IN WITNESS WHEREOF, the undersigned has executed this document on the day and year hereinafter indicated, in the presence of the witnesses indicated below who each signed as witnesses in the presence of the undersigned and each other.

                                    _______________________________________
                                    Name


                                    _______________________________________
                                    Signature


                                    _______________________________________
                                    Date

ATTEST:

____________________
Name

____________________
Signature

____________________
Date

NOTE: IN PREPARING THIS DESIGNATION OF BENEFICIARY, YOU SHOULD CONSULT WITH YOUR ATTORNEY TO DETERMINE THE APPROPRIATE METHOD OF DESIGNATION CONSISTENT WITH YOUR PERSONAL ESTATE PLAN.

                            APOGEE ENTERPRISES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints RUSSELL HUFFER, ROBERT G. BARBIERI and MARTHA L. RICHARDS as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Apogee Enterprises, Inc. held of record by the undersigned on April 28, 1998, at the Annual Meeting of Shareholders to be held on June 23, 1998, or any adjournment thereof.

1.  ELECTION OF DIRECTORS:     / / FOR all nominees listed below      / / WITHHOLD AUTHORITY
                                   (except as marked to the               to vote for all nominees
                                   contrary below)                        listed below

    INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through nominee's name in the list below:

            JEROME B. COHEN                       DONALD W. GOLDFUS
          JAMES L. MARTINEAU                      MICHAEL E. SHANNON
--------------------------------------------------------------------------------

2. PROPOSAL TO APPROVE AMENDMENT TO THE 1987 PARTNERSHIP PLAN.

        / / FOR            / / AGAINST              / / ABSTAIN
--------------------------------------------------------------------------------

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK AS THE INDEPENDENT AUDITORS OF THE COMPANY.

        / / FOR            / / AGAINST              / / ABSTAIN
--------------------------------------------------------------------------------

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


    Dated:                        , 1998
          ------------------------

    -------------------------------------
                 Signature

    -------------------------------------
           Signature if held jointly

    -------------------------------------
           Title   (If applicable)


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.